   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 1996.


                                                      REGISTRATION NOS. 33-43800
                                                                        811-6464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                         /X/
      POST-EFFECTIVE AMENDMENT NO. 8                                           /X/

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                                 /X/
      AMENDMENT NO. 10                                                         /X/


                          VAN KAMPEN AMERICAN CAPITAL
                           TEXAS TAX FREE INCOME FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                   2800 POST OAK BLVD., HOUSTON, TEXAS 77056
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)(ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 993-0500

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------
                                    Copy to:

                            GEORGE M. BARTLETT, ESQ.
                               O'MELVENY & MYERS
                             400 SOUTH HOPE STREET
                             LOS ANGELES, CA 90071

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                             ---------------------
It is proposed that this filing will become effective:
     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on January 30, 1996 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / /  75 days after filing pursuant to paragraph (a)(ii)
     / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24F-2



REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND DID NOT FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDING SEPTEMBER 30, 1995 BECAUSE IT DID NOT SELL ANY SECURITIES PURSUANT TO SUCH DECLARATIONS DURING SUCH FISCAL YEAR.

--------------------------------------------------------------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



-------------------------------------------------------------------------------------------------------------
                                                                          PROPOSED MAXIMUM
                                                       PROPOSED MAXIMUM      AGGREGATE
         TITLE OF SECURITY               AMOUNT         OFFERING PRICE        OFFERING          AMOUNT OF
          BEING REGISTERED          BEING REGISTERED     PER UNIT(1)          PRICE(2)       REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------
Beneficial Interest $.01 par
  value.............................  597,093 shares        $10.78            $289,993           $100.00
-------------------------------------------------------------------------------------------------------------



(1) Based on the offering price of $10.78 per share on January 23, 1996.



(2) This calculation is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During the fiscal year ended September 30, 1995, 570,192 shares (304,310 Class A, 215,721 Class B and 50,161 Class C) were redeemed or repurchased. None of such redeemed or repurchased shares have been utilized for reductions prior to this time and all of such shares are being used for reduction at this time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND

                             CROSS REFERENCE SHEET

                 FORM N-1A ITEM
-------------------------------------------------
                     PART A                                    PROSPECTUS CAPTION
-------------------------------------------------  -------------------------------------------
  1.  Cover Page.................................  Cover Page
  2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                     Expenses; Annual Fund Operating Expenses
                                                     and Example
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  Investment Objective and Policies;
                                                   Investment Practices; The Fund; Description
                                                     of Shares of the Fund
  5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  Alternative Sales Arrangements; Shareholder
                                                     Services; Distribution Plans; The Fund;
                                                     Distributions from the Fund; Redemption
                                                     of Shares; Tax Status; Inside Back Cover
  7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Shareholder
                                                     Services; Distribution Plans; Purchase of
                                                     Shares
  8.  Redemption or Repurchase...................  Redemption of Shares; Shareholder Services
  9.  Legal Proceedings..........................  Inapplicable

                     PART B                        STATEMENT OF ADDITIONAL INFORMATION CAPTION
-------------------------------------------------  -------------------------------------------
 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objectives and Policies.........  Municipal Securities; Investment
                                                   Restrictions; Futures Contracts and Related
                                                     Options
 14.  Management of the Fund.....................  General Information; Trustees and Executive
                                                     Officers; Investment Advisory Agreement
 15.  Control Persons and Principal Holders of
        Securities...............................  Trustees and Executive Officers; Investment
                                                     Advisory Agreement; General Information
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Transfer Agent; Portfolio Transactions
                                                     and Brokerage; Other Information
 17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                   and Redemption of Shares; Alternative Sales
                                                     Arrangements
 20.  Tax Status.................................  Federal Tax Information; Texas Tax
                                                   Information
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Financial Statements

                     PART C
-------------------------------------------------

     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                           TEXAS TAX FREE INCOME FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Texas Tax Free Income Fund, formerly known as American Capital Texas Municipal Securities, Inc. (the "Fund"), is a mutual fund whose objective is to provide as high a level of interest income exempt from federal income tax and Texas state income tax, if any, as is consistent with the Fund's investment policies. The Fund invests principally in Texas state, municipal and local government obligations and obligations of other qualifying issuers which are tax-exempt. The Fund currently is available for sale only in Texas and other selected states specified under "Shareholder
Services -- Exchange Privilege." There can be no assurance that the objective of the Fund will be achieved.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is 2800 Post Oak Blvd., Houston, Texas 77056, and its telephone number is
(800) 421-5666.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated January 30, 1996, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or, for Telecommunications Device For the Deaf, (800) 772-8889.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                   THIS PROSPECTUS IS DATED JANUARY 30, 1995.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objective and Policies................................   10
Municipal Securities.............................................   14
Investment Practices.............................................   16
Investment Advisory Services.....................................   21
Alternative Sales Arrangements...................................   22
Purchase of Shares...............................................   26
Shareholder Services.............................................   35
Redemption of Shares.............................................   39
Distribution Plans...............................................   43
Distributions from the Fund......................................   45
Tax Status.......................................................   45
Fund Performance.................................................   48
Description of Shares of the Fund................................   50
Additional Information...........................................   51


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Texas Tax Free Income Fund (the "Fund") is a non-diversified, open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment and $25 minimum for each subsequent investment (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. Interest income exempt from federal income taxes and Texas state income taxes.

INVESTMENT POLICIES. The Fund invests principally in Texas state, municipal and local government obligations and obligations of other qualifying issuers which are tax-exempt.

INVESTMENT RESULTS. The investment results of the Fund since its inception are shown in the table of "Financial Highlights." See also "Fund Performance."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the general public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. See "Alternative Sales Arrangements -- Factors for Consideration." Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. These shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."

  Class B Shares. These shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 4% of redemption proceeds during the first and second years, declining each year thereafter to zero after the fifth year. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to 1% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. These shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1% on redemptions made within one year of purchase. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to 1% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

DISTRIBUTIONS FROM THE FUND. The Fund declares dividends from net investment income on each business day. Such dividends are distributed monthly. The daily dividend is a fixed amount determined at least monthly which is not expected to exceed the net income of the Fund for the month divided by the number of business days during the month. Capital gains, if any, are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share, without sales charge, unless payment in cash is requested. See "Distributions from the Fund."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor to the Fund.

  The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None(2)   Year 1--4.00%   Year 1--1.00%
                                              Year 2--4.00%
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None

---------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                           CLASS A     CLASS B     CLASS C
                                           SHARES      SHARES      SHARES
                                          ---------   ---------   ---------
Management fees (after reimbursement)
  (as a percentage of average daily net
  assets)...............................    0.30%(6)    0.30%(6)    0.30%(6)
12b-1 Fees(3) (as a percentage of
  average daily net assets).............    0.22%       1.00%(5)    1.00%(5)
Other Expenses(4) (as a percentage of
  average daily net assets).............    0.84%       0.84%       0.84%
Total Fund Operating Expenses (after
  reimbursement) (as a percentage of
  average daily net assets).............    1.36%(7)    2.14%(7)    2.14%(7)


---------------
(3) Up to 0.25% for Class A shares and one percent for Class B and C shares. See "Distribution Plans."

(4) See "Investment Advisory Services."

(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.


(6) After expense reimbursement. In the absence of such reimbursement, management fees for all classes of shares would be 0.60%.



(7) After expense reimbursement. In the absence of such reimbursement, total fund operating expenses would be 1.66%, 2.44% and 2.44%, for Class A, Class B and Class C, respectively.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.36% for
 Class A shares, 2.14% for Class B shares
 and 2.14% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 61    $ 89    $118    $203
    Class B...............................   $ 63    $100    $132    $209*
    Class C...............................   $ 32    $ 67    $115    $247
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 61    $ 89    $118    $203
    Class B...............................   $ 22    $ 67    $115    $209*
    Class C...............................   $ 22    $ 67    $115    $247


------------------------------------------------------------------------------
* Based on conversion to Class A shares after six years.

  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services" and "Redemption of Shares."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
  (Selected data for a share of beneficial interest outstanding throughout the period indicated)

  The following information has been audited by the Fund's independent accountants, Price Waterhouse LLP, whose report thereon was unqualified. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



                                                                                                  CLASS A
                                                                          -------------------------------------------------------
                                                                                                                   MARCH 2, 1992(1)
                                                                                 YEAR ENDED SEPTEMBER 30              THROUGH
                                                                          -------------------------------------    SEPTEMBER 30,
                                                                           1995           1994          1993(2)       1992(2)
                                                                          -------        -------        -------    --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................................  $ 9.64         $10.36         $ 9.74        $  9.45
                                                                          -------        -------        -------     ----------
INCOME FROM OPERATIONS
  Investment income.....................................................     .67            .64            .63            .42
  Expenses..............................................................    (.13)          (.10)          (.06)          (.06)
                                                                          -------        -------        -------     ----------
Net investment income...................................................     .54            .54            .57            .36
Net realized and unrealized gains or losses on securities...............     .39         (.7025)           .65            .23
                                                                          -------        -------        -------     ----------
Total from investment operations........................................     .93         (.1625)          1.22            .59
                                                                          -------        -------        -------     ----------
LESS DISTRIBUTIONS FROM
  Net investment income.................................................    (.54)         (.545)        (.5875)          (.30)
  Net realized gains on securities......................................    --           (.0125)        (.0125)          --
                                                                          -------        -------        -------     ----------
Total distributions.....................................................    (.54)        (.5575)          (.60)          (.30)
                                                                          -------        -------        -------     ----------
Net asset value, end of period..........................................  $10.03         $ 9.64         $10.36        $  9.74
                                                                          =======        =======        =======     ==========
TOTAL RETURN(3).........................................................   10.05%        (1.62%)         12.94%          6.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................................   $11.1          $12.8          $18.0         $ 14.1
Ratios to average net assets (annualized)
  Expenses..............................................................    1.36%          1.03%           .61%           .93%
  Expenses, without expense reimbursement...............................    1.66%          1.70%          1.86%          1.41%
  Net investment income.................................................    5.51%          5.41%          5.74%          5.94%
  Net investment income, without expense reimbursement..................    5.21%          4.74%          4.49%          5.45%
Portfolio turnover rate.................................................      15%            10%             5%             4%


                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                          CLASS B                         CLASS C
                                                                     -------------------------------------------------    -------

                                                                                                           JULY 27,        YEAR
                                                                                                            1992(1)        ENDED
                                                                         YEAR ENDED SEPTEMBER 30            THROUGH    SEPTEMBER 30,
                                                                     --------------------------------    SEPTEMBER 30, ------------
                                                                      1995       1994         1993(2)       1992(2)        1995
                                                                     -------    -------       -------    ------------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............................   $ 9.64     $10.35        $ 9.74        $ 9.91          $ 9.65
                                                                     -------    -------       -------      ---------       --------
INCOME FROM OPERATIONS
 Investment income................................................      .67        .65           .63           .09             .67
 Expenses.........................................................     (.21)      (.18)         (.13)        (.025)           (.21)
                                                                     -------    -------       -------      ---------       --------
Net investment income.............................................      .46        .47           .50          .065             .46
Net realized and unrealized gains or losses on securities.........     .396     (.7065)         .633         (.103)           .396
                                                                     -------    -------       -------      ---------       --------
Total from investment operations..................................     .856     (.2365)        1.133         (.038)           .856
                                                                     -------    -------       -------      ---------       --------
LESS DISTRIBUTIONS FROM
 Net investment income............................................     (.46)     (.461)       (.5105)        (.132)           (.46)
 Excess of book-basis net investment income.......................    (.006)      --            --            --             (.006)
 Excess of book-basis net realized gains on securities............     --       (.0125)       (.0125)         --              --
                                                                     -------    -------       -------      ---------       --------
Total distributions...............................................    (.466)    (.4735)        (.523)        (.132)          (.466)
                                                                     -------    -------       -------      ---------       --------
Net asset value, end of period....................................   $10.03     $ 9.64        $10.35        $ 9.74          $10.04
                                                                     =======    =======       =======      =========       ========
TOTAL RETURN(3)...................................................     9.11%     (2.35%)       11.97%         (.73%)          9.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..............................    $ 7.3      $ 8.6         $ 7.1         $ 0.9           $ 1.1
Ratios to average net assets (annualized)
 Expenses.........................................................     2.14%      1.80%         1.30%         1.41%           2.14%
 Expenses, without expense reimbursement..........................     2.44%      2.47%         2.55%         2.15%           2.44%
 Net investment income............................................     4.74%      4.66%         4.92%         3.83%           4.73%
 Net investment income, without expense reimbursement.............     4.44%      3.99%         3.67%         3.07%           4.43%
Portfolio turnover rate...........................................       15%        10%            5%            4%             15%




                                                                                AUGUST 30,
                                                                                  1993(1)
                                                                                  THROUGH
                                                                               SEPTEMBER 30,
                                                                    1994(2)       1993(2)
                                                                    -------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............................  $10.36        $10.28
                                                                    -------     ---------
INCOME FROM OPERATIONS
 Investment income................................................     .64           .05
 Expenses.........................................................    (.18)         (.01)
                                                                    -------     ---------
Net investment income.............................................     .46           .04
Net realized and unrealized gains or losses on securities.........  (.6965)         .121
                                                                    -------     ---------
Total from investment operations..................................  (.2365)         .161
                                                                    -------     ---------
LESS DISTRIBUTIONS FROM
 Net investment income............................................   (.461)        (.081)
 Excess of book-basis net investment income.......................    --            --
 Excess of book-basis net realized gains on securities............  (.0125)         --
                                                                    -------     ---------
Total distributions...............................................  (.4735)        (.081)
                                                                    -------     ---------
Net asset value, end of period....................................  $ 9.65        $10.36
                                                                    =======     =========
TOTAL RETURN(3)...................................................   (2.35%)        1.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..............................   $ 1.2         $ 0.1
Ratios to average net assets (annualized)
 Expenses.........................................................    1.79%          .66%
 Expenses, without expense reimbursement..........................    2.46%         1.89%
 Net investment income............................................    4.59%         4.17%
 Net investment income, without expense reimbursement.............    3.92%         2.92%
Portfolio turnover rate...........................................      10%            5%


(1) Commencement of operations.
(2) Based on the average month-end outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  The Fund is an open-end, non-diversified management investment company. This type of company is commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.



  The Adviser, 2800 Post Oak Boulevard, Houston, Texas 77056, determines the investment of the Fund's assets, provides administrative services and manages the Fund's business and affairs. The Adviser together with its predecessors, has been in the investment advisory business since 1926.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The Fund is a non-diversified, open-end management investment company, generally known as a mutual fund, originally organized as a Maryland corporation on September 6, 1991 and reorganized on August 26, 1995, under the laws of the State of Delaware as a business entity commonly known as a "Delaware business trust," with an investment objective of providing as high a level of interest income exempt from federal income tax and Texas state income tax, if any, as is consistent with its investment policies. However, there can be no assurance that the objective of the Fund will be achieved. The Fund invests primarily in obligations issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from federal income tax ("Municipal Securities").


  Among the various types of Municipal Securities are general obligation bonds, revenue or special obligation bonds, industrial development bonds, pollution control bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. General obligations are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenues of a project or facility-tolls from a toll-bridge, for example. Industrial development revenue obligations are a specific type of revenue obligation backed by the credit and security of a private user. Variable rate demand notes and the risks thereof are described under "Investment
Practices -- Variable Rate Demand Notes."


  The Fund maintains at least 80% of its net assets invested in Municipal Securities except as a temporary defensive measure during periods of adverse market conditions. At least 65% of the Fund's total assets will be invested in securities issued by the State of Texas, its political subdivisions, agencies and instrumentalities ("Texas Securities"). This is a fundamental policy and may not be changed without the approval of at least a majority of the outstanding shares of the Fund. The Fund does not invest in any securities except Municipal Securities and Temporary Investments as defined below, except that the Fund may seek to hedge against changes in interest rates through transactions in listed futures contracts related to U.S. Government securities or based upon the Bond Buyers Municipal Bond Index and options thereon. See "Investment Practices -- Futures Contracts and Related Options."

  On a temporary basis, to provide cash reserves or pending investment in Municipal Securities, the Fund may invest up to 20% of its net assets in taxable securities rated at the time of purchase by either Moody's Investor Service ("Moody's") as follows: Aaa through A by Moody's for bonds, MIG 1 through MIG 4, or VMIG 1 through VMIG 4 for notes and Prime-1 through Prime-3 for commercial paper; or by Standard & Poor's Corporation ("S&P") as follows: AAA through A for bonds, SP-1 or SP-2 for notes and A-1 through A-3 for commercial paper; or, if non-rated, are in the opinion of the Adviser, of comparable quality ("Temporary Investments"). The Fund also may invest temporarily a greater proportion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Adviser, market conditions warrant. Temporary Investments include but are not limited to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate bonds and debentures; certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation; commercial paper; repurchase agreements; and shares of tax-exempt money market investment companies. See "Investment Practices -- Money Market Investment Companies."

  Interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The percentage of the Fund's assets invested in "private activity bonds" will vary during the year, but will not exceed 20%. See "Distributions from the Fund -- Federal Income Taxes" for further discussion.

  The Fund may invest up to ten percent of its net assets in illiquid securities which include Municipal Securities issued in limited placements under which the Fund represents that it is purchasing for investment purposes only, repurchase agreements maturing in more than seven days and other securities subject to legal or contractual restrictions on resale. Municipal Securities acquired in limited placements generally may be resold only in a privately negotiated transaction to one or more other institutional investors. Such limitation could result in the Fund's inability to realize a favorable price upon disposition, and in some cases might make disposition of such securities at the time desired by the Fund impossible. The ten percent limitation applies at the time the purchase commitments are made. See "Investment Practices -- Repurchase Agreements."

  Differences with respect to the quality and maturity of portfolio investments can be expected to affect the yield on the Fund and the degree of market and financial risk to which the Fund is subject. Generally, Municipal Securities with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than Municipal Securities with shorter maturities and lower yields. In general, market prices of Municipal Securities vary inversely with interest rates. Lower-rated Municipal Securities generally provide a higher yield than higher-rated Municipal Securities of similar maturity but are subject to greater market and financial risk. The Fund may purchase short-term or long-term Municipal Securities (with remaining maturities of up to 30 years or more). There is no limitation on the average maturity of the Municipal Securities in the Fund and such average maturity is likely to change from time to time based on the Adviser's view of market conditions. The average maturity of the Municipal Securities owned by the Fund on September 30, 1995, was 19.63 years. Municipal Securities ratings of Moody's and of S&P are described in the Statement of Additional Information. See also "Municipal Securities" herein.


  At least 80% of the Municipal Securities purchased by the Fund are rated at the time of purchase as determined by Moody's in the following quality grades:
Aaa through Baa for bonds, MIG 1 through MIG 4, or VMIG 1 through VMIG 4 for notes and Prime-1 through Prime-3 for commercial paper; or as determined by S&P in the following grades: AAA through BBB for bonds, SP-1 or SP-2 for notes and A-1 through A-3 for commercial paper; or, if non-rated, are in the opinion of the Adviser of comparable quality. The lowest rating in each category described above is considered by the rating agency to be of adequate quality.


  During the fiscal period ended September 30, 1995, the average percentage of the Fund's assets invested in Municipal Securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the non-rated debt securities, determined on a dollar weighted average, were as follows:



    AAA/Aaa......................................     25.82%
    AA/Aa........................................     13.03%
    A/A..........................................     20.21%
    BBB/Baa......................................     17.62%
    BB/Ba........................................      0.84%
    *Non-rated...................................     20.05%
    Other Net Assets.............................      2.43%
                                                    --------
             Total Net Assets....................    100.00%


------------


* The non-rated debt securities as a percentage of total net assets were considered by the Adviser to be comparable to securities rated by Moody's as follows: BBB - 20.05%.

  Up to 20% of the Municipal Securities purchased by the Fund may be obligations rated BB or lower by S&P and Moody's or non-rated obligations which in the opinion of the Adviser are of comparable quality. Such securities, (sometimes referred to as high-yield, lower rated securities) are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. The Adviser has extensive experience in high-yield tax-exempt asset management. See in the Statement of Additional Information "Municipal Securities -- Additional Risks of Lower Rated Municipal Securities" and in the Appendix "Ratings of Investments" for additional information regarding ratings of debt securities. The Fund does not invest in obligations which are not currently paying interest or which are rated C (lowest grade by Moody's) or which are rated C or D by S&P or which are non-rated obligations considered by the Adviser to be of comparable quality.

  The Fund is registered as a "non-diversified" company under the 1940 Act. The Fund intends to comply with Subchapter M of the Code which limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Fund's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, "non-diversification" allows up to 50% of the total assets to be invested in as few as two single issuers. In the event of a decline in the creditworthiness of or default upon, the obligations of one or more such issuers exceeding five percent, an investment in the Fund will entail greater risk than in funds which have a policy of "diversification" because a high percentage of the Fund assets may be invested in Municipal Securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a fund composed of more varied obligations of issuers. Also, the net asset value per share of the Fund will tend to increase more when, for example, the assets invested in a limited number of single issuers increase in value, and decrease more when such assets decrease in value.

  The Fund ordinarily will invest at least 65% of its total assets in Texas Securities, and, therefore, it is more susceptible to factors adversely affecting issuers of Texas Securities than is a municipal bond mutual fund that is not concentrated in issuers of Texas Securities to this degree. Such factors include the economic condition of the State of Texas (the "State") and its regions, pressures on the State budget resulting from decreases in federal reimbursements or other factors, and litigation affecting issuers of Texas Securities. Any circumstances that adversely affect the State's credit standing may also affect the market value of securities of other issuers in the State, either directly or indirectly, as a result of a dependency of local governments and other authorities upon State aid and reimbursement programs.



  Texas' economy continues to recover from the recession that began in the mid-1980s due to declining oil prices and a collapse in the real estate industry. The economy has become more stable due to increased diversification, with the oil and gas industry diminishing in relative importance and the service-producing sectors providing the major sources of job growth. The preliminary unemployment rate for 1995 is 5.8%. The Comptroller of Public Accounts predicts that the overall Texas economy will outpace national economic growth in the long term by an annual average of one-half percentage point.



  The 74th State Legislature passed a balanced 1996-97 biennial State budget in May of 1995 without increasing State taxes. The State of Texas finished fiscal 1995 with a $2.110 billion positive cash balance in the General Revenue Fund. This was the eighth consecutive year that Texas ended a fiscal year with a positive balance in the General Revenue Fund.



  The Adviser does not believe that the factors described above will have a significant adverse effect on the Fund's investment in investment grade Texas Securities or Municipal Securities. Because the Fund's portfolio will consist primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests in lower quality Texas Securities or Municipal Securities. See the Statement of Additional Information.


------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------

  Municipal Securities include debt obligations of a state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of Municipal Securities are issued to obtain funding for privately operated facilities.

  Many new issues of Municipal Securities are sold on a "when-issued" basis. While the Fund has ownership rights to such Municipal Securities, the Fund does not have to pay for them until they are delivered, normally 15 to 45 days later. To meet that payment obligation, the Fund sets aside with the Custodian sufficient cash or liquid securities equal to the amount that will be due. See "Investment Practices -- Delayed Delivery and When-Issued Securities."

  The yields of Municipal Securities depend on, among other things, general market conditions, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the Municipal Securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

  The Fund considers investments in Municipal Securities not to be subject to concentration policies and may invest a relatively high percentage of the assets of the Fund in Municipal Securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects such as hospitals, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's per share net asset value also increases. The Fund may invest more than 25% of its total assets in Municipal Securities with similar characteristics, such as industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds, or hospital bonds. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) may also affect other bonds in the same segment, thereby potentially increasing market risk. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds, including pollution control bonds, issued for companies in the same industry. See restriction 4 under "Investment Practices -- Investment Restrictions." Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If any such proposal were to be enacted, the ability of the Fund to pay "exempt-interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds ten percent of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand on the part of the holder thereof to receive payment of the principal balance plus accrued interest upon a specified notice period (usually seven to 30 days). There is, however, the possibility that because of default or insolvency, the demand feature of VRDNs or Participating VRDNs, described below, may not be honored. The interest rates are adjustable at intervals ranging from daily ("floating rate") to up to one year to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically set at a rate determined by the remarketing agent or based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

  Investments by the Fund in VRDNs may also be made in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.

  STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a bank or dealer from which Municipal Securities are acquired agrees to purchase from the Fund, at the Fund's option, the Municipal Securities at a specified price. Such commitments are sometimes called "liquidity puts."

  The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" generally can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations.

  The Fund's right to exercise "stand-by commitments" is unconditional and unqualified. A "stand-by commitment" generally is not transferable by the Fund, although the Fund can sell the underlying Municipal Securities to a third party at any time.

  The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held in the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each "stand-by commitment" is acquired. The Fund intends to enter into "stand-by commitments" only with banks and dealers which, in the Adviser's opinion, present minimal credit risks.

  The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation of the underlying Municipal Securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. "Stand-by commitments" acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment," its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

  DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. Municipal Securities may at times be purchased or sold on a delayed delivery or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the Fund enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Fund maintains a separate account at its custodian bank consisting of cash or liquid high grade debt obligations, valued on a daily basis, equal at all times to the amount of any when-issued commitment.

  MONEY MARKET INVESTMENT COMPANIES. The Fund may invest in shares of open-end investment companies which are tax-exempt money market funds. Such investment would not exceed 3% of the total outstanding voting stock of the acquired company; 5% of the value of the total assets of the Fund; or 10% of the total assets of the acquired company as held by the Fund and all Van Kampen American Capital funds. When the Fund invests in a tax-exempt money market fund, the Adviser will reduce its advisory fee by the amount of any investment advisory and administrative services fees paid to the investment adviser of the money market fund.

  FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in transactions in listed futures contracts and related options. Such transactions may be in listed futures contracts based upon The Bond Buyer Municipal Bond Index, a price weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds or in listed contracts based on U.S. Government securities.

  Futures contracts and options thereon may be used for defensive hedging or anticipatory hedging purposes, depending upon the composition of the Fund and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of futures contracts and related options.

  Potential Risks of Futures Contracts and Related Options. The purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in securities. While utilization of futures contracts and related options may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalent or liquid high grade debt securities equal to the market value of the obligation under the futures contracts or options (less any related margin deposits) will be maintained in a segregated account with the custodian.

  PORTFOLIO TURNOVER. The Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with its objective of seeking tax-exempt interest income. The Fund may engage in short-term trading if the anticipated benefits are expected by the Adviser to exceed the transaction costs. The annual turnover rate for the Fund is expected to vary from year to year depending on market conditions. The annual turnover rate for the Fund is not expected to exceed 100%. A 100% turnover rate would occur, for example, if all the securities in the Fund were replaced in a period of one year. Municipal Securities with remaining maturities of less than one year are excluded in the computation of the portfolio turnover rate. Higher portfolio turnover involves higher transaction costs and may result in realization of short-term capital gains if securities are held for one year. Such gains are taxable to shareholders as ordinary income except to the extent such gains are offset by any capital losses. Portfolio turnover is not a limiting factor in making portfolio decisions, except as limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Federal Tax Information" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. The Municipal Securities and other obligations in which the Fund invests are traded primarily in the over-the-counter market. Such securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Brokerage commissions are paid on transactions in futures contracts and options thereon. The Adviser is authorized to place portfolio transactions with broker-dealers participating in the distribution of shares of the Fund and other Van Kampen American Capital funds if it reasonably believes that the quality of the execution and any commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority (as defined in the 1940 Act) vote of the shareholders of the Fund. These restrictions provide, among other things, the Fund may not:

    1. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph, and options on such contracts;

    2. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;

    3. Borrow money, except the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed five percent of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than ten percent of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings; or

    4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to tax-exempt securities issued by governmental bodies or agencies or instrumentalities thereof; so that industrial development bonds that are considered to be issued by non-governmental users are subject to this industry limitation.

  Each state and each political subdivision, agency or instrumentality of such state, and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus. The non-government user of facilities financed by industrial development or pollution control securities is also considered as a separate issuer. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and over $54 billion under management or supervision. Van Kampen American Capital's more than 35 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.


  Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The General Partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser an annual fee of 0.60% of the first $300 million of the average net assets of the Fund; 0.55% of the next $300 million of the average net assets of the Fund; and 0.50% of the average net assets in excess of $600 million. The fees are payable monthly. Under the Advisory Agreement, the Fund also reimburses the Adviser for the costs of the Fund's accounting services, which include maintaining its financial books and records and calculating the daily net asset value of the Fund. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory
(management) fees and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time as the Adviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors/trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interests.


  PORTFOLIO MANAGEMENT. Joseph A. Piraro has been primarily responsible for the day-to-day management of the Fund's investment portfolio since April 3, 1995. Mr. Piraro is Vice President of the Fund and Vice President of the Adviser. Mr. Piraro has been employed by Van Kampen American Capital Investment Advisory Corp., an affiliate of the Adviser, since 1992. Prior to that time, Mr. Piraro was employed by First Chicago Capital Markets.


------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class B shares.

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.

  CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares as the case may be, from the burden of the ongoing distribution fee.

  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A.

  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for a reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, the Distributor will reject any order of more than $500,000 for Class B shares or any order of more than $1 million for Class C shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Shareholder Services Applicable to Class A Shareholders Only -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end shares charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B or Class C shares will be borne by the respective class. See

"Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds advised by the Adviser. See "Shareholder Services -- Exchange Privilege."

  The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers." Class A shares are sold with an initial sales charge; Class B and Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge upon certain redemptions. See "Alternative Sales Arrangements" for a discussion of factors to consider in selecting which class of shares to purchase. Contact the Investor Services Department at (800) 421-5666 for further information and appropriate forms.

  Initial investments in the Fund must be at least $500 and subsequent investments must be at least $25. Both minimums may be waived by the Distributor for shares involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanied by this Prospectus and forwarding the application, through the designated dealer, to ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the method of purchasing shares chosen by the investor, as shown in the tables herein. Net asset value per share is computed as of the close of trading (currently 4:00 p.m. New York time) on the New York Stock Exchange (the "Exchange") on each day such exchange is open for trading. Net asset value per share for each class is determined by dividing the value of all portfolio securities held by the Fund, cash and other assets (including accrued interest), attributable to such class less all liabilities (including accrued expenses) by the total number of shares of the class outstanding. The Fund's investments are valued by an independent pricing service.

  Generally, the net asset values per share of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A, Class B and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the net asset value next computed (plus applicable Class A sales charges) after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relate to a specific class, and (iii) Class B and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services -- Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fees. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund, with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

                                                                REALLOWED
                                                               TO DEALERS
                                     AS % OF       AS % OF     (AS A % OF
             SIZE OF               NET AMOUNT     OFFERING      OFFERING
            INVESTMENT              INVESTED        PRICE        PRICE)
--------------------------------------------------------------------------
Less than $100,000................    4.99%         4.75%         4.25%
$100,000 but less than $250,000...    3.90%         3.75%         3.25%
$250,000 but less than $500,000...    2.83%         2.75%         2.25%
$500,000 but less than
  $1,000,000......................    2.04%         2.00%         1.75%
$1,000,000 and over...............      *             *             *
--------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1% in the event of certain redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

  The Distributor may also pay financial institutions, which may include banks, and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described in the preceding table. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.


  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the indicated Fund, or in any combination of shares of such Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least five percent of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application accompanied by this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  Unit Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, other Participating Funds, Tax Free Money Fund or Reserve Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be one percent of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker or dealer or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to one percent for such purchases.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Participants with accounts established after October 12, 1995, in any 405(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.


  The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer or financial institution may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Service Organizations will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.



------------------------------------------------------------------------------
                                                           CONTINGENT DEFERRED
                                                            SALES CHARGE AS A
                                                              PERCENTAGE OF
                                                              DOLLAR AMOUNT
YEAR SINCE PURCHASE                                         SUBJECT TO CHARGE
------------------------------------------------------------------------------
First...........................................................  4.0%
Second..........................................................  4.0%
Third...........................................................  3.0%
Fourth..........................................................  2.5%
Fifth...........................................................  1.5%
Sixth...........................................................  None
------------------------------------------------------------------------------




  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period. The charge is not applied to dollar amounts representing an increase in the net asset value since the time of purchase.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired ten additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), ten shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4% of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of 1%. The charge is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of 1% of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Broker-dealers and other Service Organizations will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to Service Organizations that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The contingent deferred sales charge is waived on redemptions of Class B and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." A contingent deferred sales charge is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds or Reserve may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized investment dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate no more than two percent of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share, without sales charge, on the record date. The reinvestment privilege is automatic unless the shareholder instructs otherwise. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in shares of the Fund. Additional information is available from the Distributor or authorized investment dealers.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanied by this Prospectus, or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.


  If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of shares of any other fund without sales charge, provided that shares of certain other Van Kampen American Capital fixed-income funds may not be exchanged within 30 days of acquisition without Adviser approval. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.


  Class B and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B or Class C shareholders remain subject to the contingent deferred sales charge imposed by the fund initially purchased by the shareholder upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirements of the original fund.

  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application accompanied by this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively,

"VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See both "Purchase of Shares" and "Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

  Class B and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon the redemption of shares.

SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY

  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to ACCESS, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. Since the net asset value per share of the Fund is likely to fluctuate daily, check writing redemptions can result in such a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A shares held less than 15 days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the value of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized investment dealer. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B or Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of 1% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian and forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7) or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share of the Fund next determined after the request is received in proper form. Payment for shares redeemed is made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanied by this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B and Class C shares.

  In cases of disability, the contingent deferred sales charge on Class B and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares

-- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
 DISTRIBUTION PLANS
------------------------------------------------------------------------------

  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company board of directors and approved by its shareholders. Pursuant to such Rule, the Trustees of the Fund, and the shareholders of each class have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." Each Distribution Plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules limit the annual distribution charges and service fees that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares or Class C shares to reimburse the Distributor for service fees paid by it to Service Organizations and for its distribution costs.

  The Distribution Plans provide that the Distributor shall use the Class A, Class B and Class C service fees to compensate Service Organizations for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for (i) upfront commissions and transaction fees of up to 4% of the purchase price of Class B shares purchased by the clients of broker-dealers and other Service Organizations, and (ii) other distribution expenses as described in the Statement of Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursements for (i) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the

Fund's Class C shares and (ii) other distribution expenses as described in the Statement of Additional Information.

  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees of the Fund determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Distribution Plans. In their review of the Distribution Plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

  The distribution fee attributable to Class B shares or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund in that in both cases such charges provide for the financing of the distribution of the Fund's shares.


  Actual distribution expenditures paid by the Distributor with respect to Class B or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such Plans are in effect. For example, if in a fiscal year the Distributor incurred distribution expenses under the Class B Plan of $1 million, of which $500,000 was recovered in the form of contingent deferred sales charges paid by investors and $400,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $100,000 would be subject to recovery in future fiscal years from such sources. For the plan year ended June 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $301,000 or 3.96% of the Class B shares' average daily net assets. For the plan year ended June 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $16,000 or 1.38% of the Class C shares' average daily net assets.


  If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay and has no liability to the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  DIVIDEND POLICY. The Fund declares dividends from net investment income on each business day. Such dividends are distributed monthly. The daily dividend is a fixed amount determined at least monthly which is not expected to exceed the net income of the Fund for the month divided by the number of business days during the month. The Fund intends to distribute after the end of a fiscal year the net capital gains, if any, realized during the fiscal year except to the extent that such gains are offset by capital loss carryovers. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in additional shares of the Fund. See "Shareholder Services -- Reinvestment Plan."

  Shares (other than shares acquired through an exchange) become entitled to dividends declared on the day ACCESS receives payment for the shares, and remain entitled to dividends through the day such shares are priced for redemption. With respect to shares acquired through an exchange, such shares become entitled to dividends on the day after ACCESS receives payment for the shares, and remains entitled to dividends through the day such shares are purchased for payment on redemption. Therefore, if a dealer delays forwarding to ACCESS payment for shares which an investor has made to the dealer, this will in effect cost the investor money because it will delay the date upon which he or she becomes entitled to dividends.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and incremental transfer agency fees applicable to such classes of shares.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  FEDERAL INCOME TAXES. The Fund has qualified and intends to be taxed as a "regulated investment company" under the Code by meeting certain requirements of the Code. In addition, the Fund intends to invest in sufficient Municipal Securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from Municipal Securities qualify as exempt-interest dividends if, at the close of each quarter of the fiscal year, at least 50% of the value of the total assets of the Fund consists of Municipal

Securities. See "Federal Tax Information" in the Statement of Additional Information.

  Exempt-interest dividends paid to shareholders are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

  Interest on certain "private-activity bonds" issued after August 7, 1986, is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in Municipal Securities subject to this provision so that a portion of its exempt-interest dividends will be an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. For the fiscal period ending September 30, 1993, approximately 12.23% of the Fund's income consisted of interest on private-activity bonds. The Tax Reform Act also imposes per capita volume limitations on certain private-activity bonds which could limit the amount of such bonds available for investment by the Fund.

  The Omnibus Budget Reconciliation Act of 1993, which was signed into law on August 10, 1993, included certain provisions intended to prevent the conversion of ordinary income into capital gains. One such provision affects tax-exempt securities by requiring that gains on such securities purchased at a market discount be treated as ordinary income to the extent of the accrued market discount, if the securities are acquired after April 30, 1993. Such securities were exempt from the market discount rules under prior law.

  The Fund is subject to the requirement that at least 80% of its assets be invested in securities the income from which is exempt from both regular federal income tax and the federal alternative minimum tax.

  Distributions of net investment income received by the Fund from investments in debt securities other than Municipal Securities, and any net realized short-term capital gains distributed by the Fund are taxable to shareholders as ordinary income. Any distribution of net long-term capital gains by the Fund is subject to capital gains tax rates. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes.

  Shareholders are notified annually of the federal tax status of dividends and any distributions paid by the Fund during the fiscal year.

  Individuals whose modified income exceeds a base amount are subject to federal income tax on up to one-half of their Social Security benefits. Modified income includes adjusted gross income, one-half of Social Security benefits and tax-exempt interest, including tax-exempt interest dividends from the Fund.

  To avoid being subject to a 31% federal back-up withholding tax on dividends (except exempt-interest dividends), capital gains distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.

  The foregoing is a brief summary of some of the important tax considerations generally affecting the Fund and its investors who are U.S. residents or U.S. corporations. Additional tax information of relevance to particular investors, including corporations and investors who may be "substantial users" of facilities financed by Municipal Securities, is contained in the Statement of Additional Information. Investors are urged to consult their tax advisers with specific reference to their own tax situation. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund.

  FEDERAL INCOME TAX ASPECTS OF FUTURES AND OPTIONS. The Fund's ability to engage in transactions in listed futures contracts and related options may be limited by provisions of the Code, including the requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months. Gains and losses recognized by the Fund from transactions in futures contracts and options thereon constitute capital gains and losses for federal income tax purposes. See "Federal Tax Information" in the Statement of Additional Information. To the extent such activities result in net realized short-term capital gains which are distributed to shareholders, such distributions constitute taxable ordinary income. To the extent such activities result in net realized long-term capital gains which are distributed to shareholders, such distributions constitute taxable long-term capital gains.

  STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. It is recommended that investors consult their tax advisers for information in this regard. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Dividends or distributions paid by the Fund to Texas residents are not subject to taxation by Texas, because Texas does not impose a personal income tax at this time.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Yield and total return are calculated separately for Class A, Class B and Class C shares. Class A total return figures include the maximum sales charge of 4.75%. Class B and Class C total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution and other fees, the total returns for each of the classes will differ.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semi-annual compounding. The Fund's "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  To increase the Fund's yield the Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. The Adviser may stop absorbing these expenses at any time without prior notice.

  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds; or with municipal bond indices, such as Lehman Brothers Municipal Bond Index or Bond Buyer's Index of 25 Revenue Securities or with the Consumer Price Index, Dow Jones Industrial Average, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Mutual Fund Forecaster, Stanger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for Class A, Class B and Class C shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally incorporated in the State of Maryland on September 6, 1991 and reorganized on August 26, 1995, under the laws of the state of Delaware as a business entity commonly known as a "Delaware business trust." It is authorized to issue an unlimited number of Class A, Class B and Class C shares of beneficial interest of $0.01 par value. Other classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and have no pre-emptive or conversion rights.

  The Fund currently offers three classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."

  The Fund is permitted to issue an unlimited number of classes. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, pre-emptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

                                       VAN KAMPEN AMERICAN CAPITAL
                                       TEXAS TAX FREE INCOME FUND

                                         ------------------
                                       2800 Post Oak Blvd.
                                       Houston, TX 77056
                                         ------------------

                                       Investment Adviser

                                       VAN KAMPEN AMERICAN CAPITAL
                                       ASSET MANAGEMENT, INC.
                                       2800 Post Oak Blvd.
                                       Houston, TX 77056

                                       Distributor

                                       VAN KAMPEN AMERICAN CAPITAL
                                       DISTRIBUTORS, INC.
                                       One Parkview Plaza
                                       Oakbrook Terrace, IL 60181

                                       Transfer Agent
EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR                ACCESS INVESTOR SERVICES, INC.
EXISTING ACCOUNT PLEASE CALL           P.O. Box 418256
THE FUND'S TOLL-FREE                   Kansas City, MO 64141-9256
NUMBER--(800) 421-5666
                                       Custodian
PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666          STATE STREET BANK AND
                                       TRUST COMPANY
DEALERS--FOR DEALER                    225 Franklin Street, P.O. Box 1713
INFORMATION, SELLING                   Boston, MA 02105-1713
AGREEMENTS, WIRE ORDERS,               Attn: Van Kampen American Capital Funds
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE                Legal Counsel
NUMBER--(800) 421-5666
                                       O'MELVENY & MYERS
FOR SHAREHOLDER AND                    400 South Hope Street
DEALER INQUIRIES THROUGH               Los Angeles, CA 90071
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)              Independent Accountants
DIAL (800) 772-8889
                                       PRICE WATERHOUSE LLP
FOR TELEPHONE TRANSACTIONS             1201 Louisiana, Suite 2900
DIAL (800) 421-5684                    Houston, TX 77002

                                TEXAS TAX FREE
                                 INCOME FUND

--------------------------------------------------------------------------------

                             P R O S P E C T U S

                               JANUARY 30, 1996


         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                         VAN KAMPEN AMERICAN CAPITAL

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

             VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND


                                JANUARY 30, 1996



     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated January 30, 1996. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        -----
GENERAL INFORMATION...................................................................    B-2
MUNICIPAL SECURITIES..................................................................    B-2
TEMPORARY INVESTMENTS.................................................................    B-7
REPURCHASE AGREEMENTS.................................................................    B-8
FUTURES CONTRACTS AND RELATED OPTIONS.................................................    B-8
INVESTMENT RESTRICTIONS...............................................................   B-11
TRUSTEES AND EXECUTIVE OFFICERS.......................................................   B-13
INVESTMENT ADVISORY AGREEMENT.........................................................   B-18
DISTRIBUTOR...........................................................................   B-19
DISTRIBUTION PLANS....................................................................   B-19
TRANSFER AGENT........................................................................   B-21
PORTFOLIO TURNOVER....................................................................   B-21
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................   B-21
DETERMINATION OF NET ASSET VALUE......................................................   B-22
PURCHASE AND REDEMPTION OF SHARES.....................................................   B-22
EXCHANGE PRIVILEGE....................................................................   B-26
CHECK WRITING PRIVILEGE...............................................................   B-26
FEDERAL TAX INFORMATION...............................................................   B-27
TEXAS TAX INFORMATION.................................................................   B-30
FUND PERFORMANCE......................................................................   B-30
OTHER INFORMATION.....................................................................   B-31
FINANCIAL STATEMENTS..................................................................   B-31
APPENDIX..............................................................................   B-32

GENERAL INFORMATION


     Van Kampen American Capital Texas Tax Free Income Fund, formerly known as American Capital Texas Municipal Securities, Inc. (the "Fund"), was originally organized as a Maryland corporation on September 6, 1991 as American Capital Texas Municipal Bond Fund, Inc. On February 18, 1992, the name of the Fund was changed to American Capital Texas Municipal Securities, Inc. and reorganized under the laws of Delaware on August 26, 1995.


     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Advantage Capital Corporation, a retail broker-dealer affiliate of the Distributor, is a wholly-owned subsidiary of VK/AC Holding, Inc.

     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC's roots in money management extend back to 1926. Today, VKAC manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.


     As of January 12, 1996, no person was known by management to own beneficially or of record as much as five percent of the outstanding shares of any portfolio except the following:



                                                                    CLASS      PERCENTAGE
         NAME AND ADDRESS                 AMOUNT AND NATURE           OF           OF
            OF HOLDER                       OF OWNERSHIP            SHARES     OWNERSHIP
----------------------------------    -------------------------    --------    ----------
Merrill Lynch Pierce Fenner             37,356 shares of record    Class B        5.39%
4800 Deer Lake Dr. East, 3rd Floor      37,288 shares of record    Class C       31.80%
Jacksonville, FL 32246-6484

Smith Barney Inc.                      110,439 shares of record    Class A        9.12%
388 Greenwich Street, 11th Floor        56,363 shares of record    Class C       48.07%
New York, NY 10013-2375



MUNICIPAL SECURITIES


     The Fund invests, under normal market conditions, at least 80% of its net assets in obligations issued by or on behalf of the states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax ("Municipal Securities").

     Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development obligations are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax. Municipal Securities also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and variable rate demand notes.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue" or "special obligations." General obligations are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds, including pollution control bonds, are revenue bonds and do not constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     When the Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Fund's missing the opportunity of obtaining a price considered to be advantageous.

     The Fund may invest in Municipal Notes which include demand notes and short-term municipal obligations (such as tax anticipation notes, revenue anticipation notes, construction loan notes and short-term discount notes) and tax-exempt commercial paper provided that such obligations have the ratings described in the Prospectus or if non-rated are of comparable quality as determined by the Adviser. Demand notes are obligations which normally have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal of the note plus accrued interest upon a specified number of days' notice to the noteholders. Demand notes may also include Municipal Securities subject to a Stand-By Commitment as described in the Prospectus. The interest rate on a demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Participation interests in variable rate demand notes will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payments of principal of and interest on Municipal Securities.

ADDITIONAL RISKS OF LOWER RATED MUNICIPAL SECURITIES

     Up to 20% of the Municipal Securities purchased by the Fund may be obligations rated BB or lower by Standard & Poor's Corporation ("S&P") and Moody's Investor Service ("Moody's") or non-rated obligations which in the opinion of the Adviser are of comparable quality ("high yield securities"). See Appendix -- "Ratings of Investments" for additional information regarding ratings of debt securities.

     High yield securities are considered by S&P and Moody's to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund will not invest in obligations which are not currently paying interest or which are rated C (lowest grade by Moody's) or which are rated C or D by S&P or which are non-rated obligations considered by the Adviser to be of comparable quality. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default.

     Issuers or obligors of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers or obligors generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers or obligors of high yield securities may be more likely to experience financial stress, especially if such issuers or obligors are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and, therefore, have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     The Fund will take such actions as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any Municipal Securities owned by the Fund or the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund incurs additional expenditures in taking protective action with respect to Fund obligations in default and assets securing such obligations. Investment in lower rated Municipal Securities are not generally meant for short-term investment.

TEXAS SECURITIES

     At least 65% of the Fund's total assets will be invested in Municipal Securities issued by the State of Texas (the "State"), its agencies, instrumentalities, and political subdivisions, and local governments of the State ("Texas Securities"). Texas Securities could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc. and industrial development and pollution control bonds.

     The following information is from reports of state officials included in official statements prepared in connection with Texas Securities and other public records that are believed to be accurate. The Fund has not independently verified this information.


     The State is the second largest by size among the states of the United States, covering approximately 266,807 square miles. It contains Houston, Dallas, and San Antonio, which are respectively, the fourth, eighth, and ninth largest cities by population in the United States. Texas' gross state product accounts for more than 7% of the total economy of the United States. Because the economic bases differ from region to region, economic developments, such as the strength of the U.S. economy, a decline in oil prices, or changes in defense spending, can be expected to affect the economy of each region differently.



     Since 1990, Texas has added more jobs than any other state, accounting for one-eighth of the nation's total job growth. The annual rate of employment growth has risen during each of the past four years and presently ranks around sixth among all states. Over the twelve months ending in September 1995, Texas gained more than 235,000 jobs, an increase of 3%, based on information from the U.S. Bureau of Labor Statistics and the Texas Employment Commission. Nonfarm employment has grown nearly 13% since 1990 and reached an all-time high of 8.06 million in September 1995.



     The state's unemployment rate fell more than two percentage points from 1992 to 1995. Since reaching nearly 8% in 1992, the unemployment rate improved to below 6% in 1995. Approximately 95% of the new jobs added in the past year are in the services sector.



     Wholesale and retail trade play a significant part in the State's economy. Houston has the second busiest port in the United States and ranks first in import trade. Dallas/Ft. Worth is a major regional distribution center, serving Texas and a number of surrounding states. Because of the State's proximity to Mexico, international trade plays an important role in the Texas economy. Several major U.S. corporations have established "sister plant" operations along the Texas-Mexico border in which goods are partly manufactured in a plant in Mexico and partly in a plant in the United States. The U.S. free trade agreement with Mexico and Canada, the North American Free Trade Agreement ("NAFTA") took effect in 1994. Texas gains proportionately more from NAFTA than the U.S. at large, but the 1995 recession in the Mexican economy also has more negative effects in Texas than nationwide. Exports to Mexico comprised 40% of all Texas exports, and Texas accounted for 47% of the nation's exports to Mexico in 1994. Exports from Texas to Mexico were up to 17% in 1994, and because of strong activity among "sister plants," the effect of Mexico's recession on Texas has been muted. Exports for 1995 are down only slightly.



     The manufacturing segment of the state's economy is diversified, but the most important sectors are those dealing with high technology manufacturing and the recovery and processing of the state's natural resources. Petroleum-related manufacturing, including oil-field machinery, petrochemicals and petroleum refining, account for about 13% of total manufacturing employment. This has dropped from 19% in the early 1980s with increasing diversification outside of energy-related manufacturing. The high-technology industries employ about 30% of all manufacturing workers, despite recent losses related to cutbacks in U.S. defense expenditures. Exports of computers and electronics totaled $22.4 billion in 1994, and account for over 37% of the state's total exports.

     Combined, Texas' manufacturing and construction industries have experienced job growth of 6.7% over the past two years, for a rate nearly equal to the growth of the service-producing sectors. Texas added a net of 90,400 jobs in the goods-producing industries from September 1993 to September 1995, despite the losses of over 12,000 oil and gas jobs and another 8,000 defense-related aerospace jobs. Most of the 38,000 jobs added in manufacturing have been in the relatively healthy computer and electronics industries and in construction-related manufacturing, such as lumber and wood products, stone/clay/glass, and fabricated metals.



     Since the fall of 1993, construction has been the state's fastest-growing industry, with employment growth of 6% from September 1994 to September 1995. Residential building permits throughout the state and its major metropolitan areas have risen at double-digit annual rates since 1990. Total residential building permits rose from 40,916 in 1989 to 76,144 in 1993 and 94,000 in 1994. Through the first three quarters of 1995, housing permits are 8.5% above those in the same period of 1994. The increases in recent years are attributed in large part to lower mortgage rates and net in-migration, with most of the increase being in single-family residential building. Multi-family building activity has begun to follow suit, with the number of starts more than doubling from 11,600 in 1993 to 27,000 in 1994.



     Overall, Texas financial institutions have been profitable in the 1990s. Net bank income was $657 million in 1990, $1.1 billion in 1991, $2.0 billion in 1992, $2.4 billion in 1993, and $1.9 billion in 1994. Texas banks had total assets of $188.124 billion in 1994, and the ratio of net income to net assets represented an annualized return on assets of over 1%.



     Consolidation of banks and other financial institutions is ongoing. As a result of a trend toward larger banks with multiple branches, Texas now has fewer than 1,000 operating banks, with 951 in June 1995. This is down from 1,125 at the beginning of 1992. It is expected that the number of banking organizations in the state will continue to shrink, although the number of branch locations will rise.



     The trend toward consolidations has been even more prevalent in the savings and loan industry. Texas had only 61 state and federal savings and loans in operation at the beginning of 1995, although profits have been healthy since 1991. Texas savings and loans were profitable (92 percent of them in March 1995, according to Sheshunoff Information Services), with a return on assets of 0.88% at the end of 1994.



     Twenty-seven state thrifts had assets of $9.8 billion, and 34 federal thrifts has assets of $46.8 billion.



     The State of Texas has long been identified with the oil and gas industry, but the Texas economy has diversified. In 1981, drilling, production, refining, chemicals, and energy-related manufacturing accounted for 25% of the State's total output of goods and services. Currently, these businesses accounted for 11% of the State's economy. At 154,000 employees, mining has fewer jobs today than at any time since 1977.



     In 1994, agriculture output increased 14% over 1993 and contributed $8.2 billion, or 1.7%, to Texas' gross state product. The Comptroller of Public Accounts forecasted that agriculture would contribute $8.6 billion in 1995, an increase of 4% over the previous year. While the percent of total output is relatively small, the State is second in agricultural income in the nation and agriculture's economic impact affects all regions of the State. Estimated gross receipts from all agricultural enterprises totaled over $12.8 billion in 1994 and have averaged over $10.9 billion annually during the last ten years. The State typically leads the nation in the production of livestock and cotton, in addition to being a major producer of peanuts and rice.


     NAFTA is expected to enhance Texas' exports of beef, corn, cotton, rice, sorghum and wheat, as well as consumer oriented food products. In the global marketplace, Texas ranks first in agricultural exports to Mexico and is third among other states in total agricultural exports.


     Per capita personal income in Texas in 1995 stood at approximately $20,375, compared to a national average of $22,346. The rate of growth in personal income in Texas exceeded the national average from 1990 through 1993 and in 1995. Between April 1990 and July 1994, the State's population grew by an average of
1.9 percent per year, compared to U.S. growth of 1.1 percent per year. The Comptroller's office estimates migration accounted for 58 percent of the 1990-1994 growth. The median age of the State's population was 31.9 years in 1994, as compared to 34 years for the United States. According to the 1990 census, 72.1% of the State's population 25 years of age and older has completed four or more years of high school, as compared to an average of 75.2% for the nation. Only one other state, California, has a larger Hispanic population than Texas.



     Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts became the state's number one source of income in fiscal 1995. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second. Licenses, fees, fines and penalties are now the third largest revenue source to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the states' revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation.



     Before the 74th Legislature adjourned on May 29, 1995, a state budget totaling $79.9 billion had passed, including $45.1 billion in general revenue related funds. This general revenue related amount includes $1.0 billion in revenues from consolidated accounts losing their dedication. The actions of the 74th Legislature coupled with improved economic activity enabled the Comptroller to certify that sufficient revenue will be available to pay for the state's 1996-97 budget. The State of Texas finished fiscal year 1995 with a $2.110 billion positive cash balance in the General Revenue Fund. This was the eighth consecutive year that Texas ended a fiscal year with a positive balance in the General Revenue Fund.



     The State of Texas has issued general obligation and revenue bonds for various purposes. The principal amount per capita of general obligation bonds and revenue bonds payable from the General Revenue Fund (including general obligation bonds which, although legally secured by the State's taxing authority, are expected to be repaid with sources outside the General Revenue
Fund) has increased from $186.54 in 1991 to $288.40 in 1995.



     On May 31, 1993, the Texas governor signed a comprehensive legislative revision to the school finance provisions of the Texas Education Code. The legislative revisions resulted from a series of court decisions commonly referred to as Edgewood v. Kirby, in which Texas courts have declared the Texas school finance system unconstitutional under Texas law. Generally, the courts declared the school finance system unconstitutional because there must be a "direct and close correlation between a district's tax effort and the educational resources available to it," and because districts must have "substantially equal access to similar revenues per pupil at similar levels of tax effort."



     On January 30, 1995, the Texas Supreme Court issued an opinion which upheld all provisions of the legislative revision. The Court suggested, however, that further changes may be needed in the near future to provide equal access to funding for facility needs. The Court also cautioned of the appearance of a constitutionally-prohibited state ad valorem tax if all school districts were effectively forced to tax at the same level.



     During its most recent session, the Texas Legislature created a new $170 million school facilities construction funding program targeted at property-poor school districts. The Legislature also modified the tax rate cap established under the previous legislative revision. Whether the 1995 legislation satisfies all constitutional standards for school financing is unknown at this time.



TEMPORARY INVESTMENTS


     The taxable securities in which the Fund may invest as temporary investments include United States Government securities, corporate bonds and debentures, domestic bank certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation, commercial paper and repurchase agreements. The Fund may also invest, as temporary investments, in shares of tax-exempt money market investment companies.

     United States Government securities include obligations issued or guaranteed as to principal and interest by the United States Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Government, (c) discretionary authority of the United States Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration. A Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States and has total assets of at least $500 million and is a member of the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (securities of the United States Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid security owned by the Fund, exceeds ten percent of the value of its net assets. See "Investment
Practices -- Repurchase Agreements" in the Prospectus for further information.

FUTURES CONTRACTS AND RELATED OPTIONS

FUTURES CONTRACTS

     A municipal bond futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount times the differences between The Bond Buyer Municipal Bond Index (the "Index") value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. The Index is a price-weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to not more than five percent of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less then the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in future contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     The Fund could engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool." CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS TO FUTURES CONTRACTS AND RELATED OPTIONS

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most United States futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund. Such majority is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Prospectus, the Fund shall not:

     1. Purchase or hold securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or trustees, or officers or directors of its investment adviser, owns more than 1/2 of 1% of the outstanding securities of that issuer, and such officers and trustees/directors who individually own more than such amount together own more than five percent of the outstanding securities of such issuer.

     2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin.

     3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of futures or related options.

     4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

     5. Purchase or sell real estate or invest in mortgage loans (but this shall not prevent the Fund from investing in Municipal Securities or Temporary Investments secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency.

     6. Invest more than ten percent of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the Securities Act of 1933, and including repurchase agreements maturing in more than seven days.

     7. Invest in securities of any one issuer with a record of less than three years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies or Municipal Securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed five percent of the value of its total assets (taken at market value).

     8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities.

     9. Invest in securities other than Municipal Securities, Temporary Investments (as defined in the Prospectus), stand-by commitments, futures contracts described in the next paragraph, and options on such contracts.

     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities.

     11. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed five percent of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than ten percent of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings.

     12. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to tax-exempt securities issued by governmental bodies or agencies or instrumentalities thereof; so that industrial development bonds that are considered to be issued by non-governmental users are subject to this industry limitation.

     13. Issue senior securities as defined in the 1940 Act.

     Because of the nature of the securities in which the Fund may invest, the Fund may not invest in voting securities, or invest for the purpose of exercising control or management, or invest in securities of other investment companies. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value will not constitute a violation of such restriction.

TRUSTEES AND EXECUTIVE OFFICERS

     The Fund's Trustees and Executive Officers and their principal occupations for the past five years are listed below.

                                    TRUSTEES


                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital funds.
  Age: 63
Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co. A
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital funds.
  Age: 67
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital funds.
  Age: 76
R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and a member of the Investment
                                    Committee of the Joyce Foundation, a private foundation.
                                    A Trustee of each of the Van Kampen American Capital
                                    funds.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital funds and Chairman of each Van Kampen American
                                    Capital fund advised by Van Kampen American Capital
                                    Investment Advisory Corp.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and VKAC. Chairman, Chief Executive
Houston, TX 77056                   Officer and a Director of the Distributor and the
  Age: 56                           Adviser. Chairman and a Director of ACCESS and Van Kampen
                                    American Capital Trust Company. Chairman, President and a
                                    Director of Van Kampen American Capital Services, Inc.
                                    Director, Trustee or Managing General Partner of each of
                                    the Van Kampen American Capital funds and other open-end
                                    investment companies and closed-end investment companies
                                    advised by the Adviser and its affiliates.
David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A Director of Source
Glendale, CA 91208                  Capital, Inc., an investment company unaffiliated with
  Age: 72                           Van Kampen American Capital. A Director and the Second
                                    Vice President of International Institute of Los Angeles.
                                    A Trustee of each of the Van Kampen American Capital
                                    funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 73                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A trustee of each
                                    of the Van Kampen American Capital funds.
Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           Fund. Director, FPA Capital Fund, Inc.; FPA New Income
Los Angeles, CA 90067               Fund, Inc.; FPA Perennial Fund, Inc.; Source Capital,
  Age: 63                           Inc.; and TCW Convertible Security Fund, Inc., investment
                                    companies unaffiliated with Van Kampen American Capital.
                                    A Trustee of each of the Van Kampen American Capital
                                    funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Age: 71                           Capital funds and Chairman of the Van Kampen American
                                    Capital funds advised by the Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to certain of the Van Kampen
Chicago, IL 60606                   American Capital funds. A Trustee of each of the Van
  Age: 56                           Kampen American Capital funds. He also is a Trustee of
                                    the Van Kampen Merritt Series Trust and closed-end
                                    investment companies advised by an affiliate of the
                                    Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital funds.

---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940). Mr. Powell is an interested person of the Adviser and the Fund by reason of his position with the Adviser. Mr. Sheehan and Mr. Whalen are interested persons of the Adviser and the Fund by reason of their firms having acted as legal counsel to the Adviser or an affiliate thereof.

  The Fund's officers other than Messrs. McDonnell and Nyberg are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. McDonnell and Nyberg are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS


                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Tanya M. Loden...........  Vice President and          Vice President and Controller of most of
  Age: 36                  Controller                  the investment companies advised by the
                                                       Adviser, formerly Tax Manager/Assistant
                                                       Controller.
Dennis J. McDonnell......  Vice President              President, Chief Operating Officer and a
  Age: 53                                              Director of the Adviser. Executive Vice
                                                       President and a Director of VK/AC Holding,
                                                       Inc. and VKAC.
Curtis W. Morell.........  Vice President and          Vice President and Treasurer of most of the
  Age: 49                  Treasurer                   investment companies advised by the
                                                       Adviser.
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Age: 42                  Secretary                   and Secretary of Van Kampen American
                                                       Capital. Executive Vice President, General
                                                       Counsel and a Director of the Distributor.
                                                       Executive Vice President and General
                                                       Counsel of the Adviser. Director of ICI
                                                       Mutual Insurance Co., a provider of
                                                       insurance to members of the Investment
                                                       Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President and Director of
  Age: 49                                              the Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Joseph A. Piraro.........  Vice President              Vice President of the Adviser. Employed
  Age: 47                                              since 1992 with Van Kampen American Capital
                                                       Investment Advisory Corp., an affiliate of
                                                       the Adviser. Prior to that time he was
                                                       employed by First Chicago Capital Markets.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the Adviser.
  Age: 51                                              President, Chief Executive Officer and a
                                                       Director of Van Kampen American Capital
                                                       Trust Company and ACCESS.



     During the last fiscal year ended September 30, 1995, the Trustees who were not affiliated with the Adviser or its parent received as a group $8,342 in trustees' fees from the Fund in addition to certain out-of-pocket expenses. Such trustees also received compensation for serving as directors or trustees of other investment companies advised by the Adviser as identified in the notes to the foregoing table. For legal services rendered during the last fiscal year the Fund paid legal fees of $9,011 to the law firm of O'Melveny & Myers of which Mr. Sheehan is Of Counsel. The Firm also serves as legal counsel to other Van Kampen American Capital Funds.



     Additional information regarding compensation paid by the Fund and the related mutual funds for which the Trustees serve as trustees is set forth below. The compensation shown for the Fund is for the most recent fiscal year and the total compensation shown for the Fund and other related mutual funds is for the calendar year ended December 31, 1994.

                             COMPENSATION TABLE(1)


                                                                                                 TOTAL
                                                                             PENSION OR       COMPENSATION
                                                             AGGREGATE       RETIREMENT      FROM REGISTRANT
                                                           COMPENSATION   BENEFITS ACCRUED      AND FUND
                                                               FROM       AS PART OF FUND    COMPLEX PAID TO
   NAME OF PERSON                                           REGISTRANT      EXPENSES(5)        TRUSTEES(6)
   --------------                                           ----------      -----------        -----------
J. Miles Branagan........................................   $  940              -0-              $64,000
Dr. Richard E. Caruso(3).................................      920(2)           -0-               64,000
Philip P. Gaughan........................................      150              -0-                  -0-
Linda H. Heagy...........................................       90              -0-                  -0-
Dr. Roger Hilsman........................................    1,000              -0-               66,000
R. Craig Kennedy.........................................      200              -0-                  -0-
Donald C. Miller.........................................      200              -0-                  -0-
Jack E. Nelson...........................................      -0-              -0-                  -0-
David Rees...............................................      955              -0-               64,000
Jerome L. Robinson.......................................      200              -0-                  -0-
Lawrence J. Sheehan......................................    1,000              -0-               67,000
Dr. Fernando Sisto(3)....................................      975              -0-               82,000
Wayne W. Whalen..........................................      200              -0-                  -0-
William S. Woodside(4)...................................      940              -0-               18,000


---------------


(1) Mr. Powell, a trustee of the Fund, is an affiliated person of the Adviser and is not eligible for compensation or retirement benefits from the Fund. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected as trustees of the Fund at a shareholders meeting held July 21, 1995. Ms. Heagy was appointed as a trustee of the Fund at a meeting of the Board of Trustees on September 7, 1995.



(2) Amount reflects deferred compensation of $920 for Mr. Caruso.



(3) Messrs. Caruso and Sisto have deferred compensation in the past. The cumulative deferred compensation accrued by the Fund as of September 30, 1995 is as follows: Caruso, $3,937; Sisto, $1,421.



(4) Prior to October 6, 1994, Mr. Woodside's compensation was paid by the Registrant's adviser. With respect to column 4, $36,000 was paid by the Adviser directly.



(5) The amounts in this column are the retirement benefits accrued during the Fund's fiscal year ended September 30, 1995.



(6) As of December 31, 1994, the Fund Complex consisted of 29 mutual funds advised by the Adviser which had the same members on each funds' Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 29 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Mr. Powell, such investment companies do not have the same trustees as the Fund Complex.



     As of January 12, 1996, the trustees and officers as a group own less than 1% of the shares of the Fund.



     No officer or trustee of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.


     Beginning July 21, 1995, the Fund pays each trustee who is not affiliated with the Adviser, the Distributor or VKAC an annual retainer of $629 and a meeting fee of $18 per Board meeting plus expenses. No additional fees are paid for committee meetings or to the chairman of the board. In order to alleviate an additional expense that might be caused by the new compensation arrangement, the trustees have approved a reduction in the compensation per trustee and have agreed to an aggregate annual compensation cap with respect to the combined fund complex of $84,000 per trustee until December 31, 1996, based upon the net assets and the number of Van Kampen American Capital funds as of July 21, 1995 (except that Mr. Whalen, who is a trustee of 34 closed-end funds advised by an affiliate of the Adviser, would receive an additional $119,000 for serving as a trustee of such funds). In addition, the Adviser has agreed to reimburse the Fund through December 31, 1996 for any increase in the aggregate trustees' compensation paid by the Fund over their 1994 fiscal year aggregate compensation.

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Fund. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Fund also pays transfer agency fees, distribution fees, service fees, custodial fees, legal fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 0.60% of the first $300 million of the Fund's average net assets, 0.55% of the next $300 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $600 million.

     The average daily net assets is determined by taking the average of all of the determinations of the net assets for each business day during a given calendar month. Such fees are payable for each calendar month as soon as practicable after the end of that month. The Adviser shall use its best efforts to recapture all available tender solicitation fees and exchange offer fees in connection with each of the Fund's transactions and shall advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the Adviser's monthly compensation will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) payments made pursuant to distribution plans (described herein), and (4) certain litigation and indemnification expenses as described in the Advisory Agreement. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.

     Currently, the most restrictive applicable limitations are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 30 days' written notice.


     During the fiscal years ended September 30, 1993, 1994 and 1995, the Adviser received $-0-, $-0- and $61,589, respectively, in advisory fees from the Fund. For such period the Fund paid $67,451, $67,241 and $67,413, respectively, for accounting services.


DISTRIBUTOR

     The Distributor acts as the principal underwriter of the shares of the Fund pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended September 30, 1993, 1994 and 1995, total underwriting commissions on the sale of shares of the Fund were $205,498, $52,218 and $18,330, respectively. Of such total, the amount retained by the Distributor was $30,599, $7,912 and $2,589, respectively. The remainder was reallowed to dealers. Of such dealer reallowances, $8,835, $3,346 and $157, respectively, was received by Advantage Capital Corporation, a former affiliate of the Fund.


DISTRIBUTION PLANS

     The Fund adopted a Class A distribution plan, a Class B distribution plan and a Class C distribution plan (the "Class A Plan," "Class B Plan" and "Class C Plan," respectively) to permit the Fund directly or indirectly to pay expenses associated with servicing shareholders and in the case of the Class B Plan and Class C Plan the distribution of its shares (the Class A Plan, Class B Plan and Class C Plan are sometimes referred to herein collectively as "Plans" and individually as a "Plan").

     The Trustees have authorized payments by the Fund under the Plans to reimburse the Distributor for its payments to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Organizations") for administration, for servicing Fund shareholders who are also their clients and/or for distribution. Such payments are based on an annual percentage of the value of Fund shares held in shareholder accounts for which such Service Organizations are responsible. With respect to the Class A Plan, the Distributor intends to make payments thereunder only to compensate Service Organizations for personal service and/or the maintenance of shareholder accounts. With respect to the Class B and Class C Plans, authorized payments by the Fund include payments at an annual rate of up to 0.25% of the net assets of the shares of the respective class to reimburse the Distributor for payments for personal service and/or the maintenance of shareholder accounts. With respect to the Class B Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class B shares to reimburse the Distributor for (1) commissions and transaction fees of up to 4% of the purchase price of Class B shares purchased by the clients of broker-dealers and other Service Organizations, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the three-month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. With respect to the Class C Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class C shares to reimburse the Distributor for (1) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees paid to broker-dealers and other Service Organizations in an amount up to 0.75% of the average daily net assets of the Fund's Class C shares, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the three-month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. Such reimbursements are subject to the maximum sales charge limits specified by the NASD.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     As required by Rule 12b-1 under the 1940 Act, each Plan and the forms of servicing agreement and selling group agreement were approved by the Trustees, including a majority of the Trustees who are not affiliated persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of any of the Plans or in any agreements related to each Plan ("Independent Trustees"). In approving each Plan in accordance with the requirements of Rule 12b-1, the Trustees determined that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

     Each Plan requires the Distributor to provide the Fund's Trustees at least quarterly with a written report of the amounts expended pursuant to each Plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with its terms, the Plans will continue in effect for a period of one year and thereafter will continue in effect so long as such continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees.

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting shares of the respective class. Any change in any of the Plans that would materially increase the distribution or service expenses borne by the Fund requires shareholder approval voting separately by class; otherwise, it may be amended by a majority of the Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.


     For the fiscal year ended September 30, 1995, the Fund's aggregate expenses under the Class A Plan were $26,331 or 0.22% of the Class A shares' average net assets. Such expenses were paid to reimburse the Distributor for payments made to Service Organizations for servicing Fund shareholders and for administering the Class A Plan. For the fiscal year ended September 30, 1995, the Fund's aggregate expenses under the Class B Plan were $75,938 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $56,954 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class B shares of the Fund and $18,984 for fees paid to Service Organizations for servicing Class B shareholders and administering the Class B Plan. For the fiscal year ended September 30, 1995, the Fund's aggregate expenses under the Class C Plan were $11,528 or 1.00% of the Class C shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $8,646 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class C shares of the Fund and $2,882 for fees paid to Service Organizations for servicing Class C shareholders and administering the Class C Plan.

TRANSFER AGENT


     During the fiscal year ended September 30, 1995, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $12,513 for these services. The services of ACCESS are provided at cost plus a profit.


PORTFOLIO TURNOVER


     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate is shown under "Financial Highlights" in the Prospectus. The annual turnover rate is not expected to exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio securities were replaced during one year.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions, if any, paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs except for commissions paid with respect to transactions in future contracts and options. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, consideration may be given to firms which also provide research services to the Fund or the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of the accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution of such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Fund.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     The Adviser's brokerage practices are monitored on a quarterly basis by the Brokerage Review Committee comprised of Fund Trustees who are not affiliated persons (as defined in the 1940 Act) of the Adviser. During the fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid no brokerage commissions.


DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is computed by dividing the value of all securities held by the Fund plus other assets, less liabilities (including accrued expenses), by the number of shares outstanding. Such computation is made as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund's investments are valued by an independent pricing service ("Service"). When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at such quoted bid prices (as obtained by the Service from dealers in such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. Any assets which are not valued by the Service would be valued at fair value using methods determined in good faith by the Trustees. Expenses and fees, including the management fee are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares. Short-term instruments having remaining maturities of 60 days or less are valued at amortized cost.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Securities and Exchange Commission ("SEC").

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase of Shares."

PURCHASE OF SHARES

     The Fund's shares are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Advantage Capital Corporation.

ALTERNATIVE SALES ARRANGEMENTS

     The Fund issues three classes of shares: Class A shares are subject to an initial sales charge; Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.

     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933.

INVESTMENTS BY MAIL

     A shareholder investment account may be opened by completing the application included in the Prospectus and forwarding the application, through the designated dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of $500 or more in the Fund, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Subsequent investments of $25 or more may be mailed directly to ACCESS. All such investments are made at the public offering price of the Fund's shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's dealer of record, unless another dealer is designated.

     In processing applications and investments, ACCESS acts as agent for the investor and for the dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT

     The reduced sales charges reflected in the sales charge table as shown in the Prospectus apply to the purchases of Class A shares of the Fund where the aggregate investment is $100,000 or more. For purposes of determining eligibility for volume discounts, spouses and their minor children are treated as a single purchaser, as is a trustee or other fiduciary purchasing for a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. If, for example, an investor has previously purchased and still holds Class A shares of the Fund and/or shares of other Participating Funds having a current offering price of $50,000 and that person purchases $60,000 of additional Class A shares of the Fund, the charge applicable to the $60,000 purchase would be 3.75% of the offering price. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the investor's represented holdings.

LETTER OF INTENT

     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and still owned, are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling five percent of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. If the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed, including those holidays listed under "Determination of Net Asset Value." The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For investments of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of one percent is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of one percent of the net asset value of the shares at the time of purchase, or one percent of the net asset value of the shares at the time of redemption.

     The CDSC -- Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Internal Revenue Code (the "Code") and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.


     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of certain other participating funds described as "Participating Funds" in the Prospectus.


     As described in the Prospectus under "Redemption of Shares," redemptions of Class B and Class C shares will be subject to a contingent deferred sales charge.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     The CDSC -- Class B and C is waived on redemptions of Class B and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge also will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Fund will waive the CDSC -- Class B and Class C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. VKAC and its subsidiaries, including ACCESS (collectively, "Van Kampen American Capital"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the Prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

FEDERAL TAX INFORMATION

     The following is only a summary of certain additional federal, state and local tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     General. By maintaining its qualification as a "regulated investment company" under the Code, the Fund will not incur any liability for federal income taxes to the extent its taxable ordinary income and any capital gain net income is distributed in accordance with Subchapter M of the Code.

     The Fund is subject to a four percent excise tax to the extent it fails to distribute to its shareholders at least 98% of its ordinary taxable (net investment) income for the twelve-months ended December 31, plus 98% of its capital gain net income for the twelve-months ended October 31 of such calendar year. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fee and higher transfer agency fees applicable to the Class B and Class C shares. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized on the basis of the subsequent shares.

     The Code permits a regulated investment company whose assets consist primarily of tax-exempt Municipal Securities to pass through to its investors, tax-exempt, net Municipal Securities interest income. In order for the Fund to be eligible to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter, at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations. In addition, the Fund must distribute at least (i) 90% of the excess of its exempt-interest income over certain disallowed deductions, and (ii) 90% of its "investment company taxable income" (i.e., its ordinary taxable income and the excess, if any, of its net short-term capital gains over any net long-term capital losses) recognized by the Fund during the taxable year (the "Distribution Requirements").

     Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund to the shareholders for the taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed, however, the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are "exempt-interest" dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the purchaser would be treated as a "substantial user" or a "related person" with respect to any of the tax-exempt obligations held the Fund if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his or her trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed five percent of the total revenues derived from the facilities by all users, or who occupies more than five percent of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any short-term capital loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

     If, during any taxable year, the Fund realizes net capital gains (the excess of net long-term capital gains over net short-term capital losses) from the sale or other disposition of Municipal Securities or other assets, the Fund will have no tax liability with respect to such gains if they are distributed to shareholders. Distributions designated as capital gains dividends are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held his shares. Not later than 60 days after the close of the Fund's taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during the year which constitute capital gain.

     A capital gain dividend received after the purchase of the shares of the Fund reduces the net asset value of the shares by the amount of the distribution and will be subject to income taxes. A loss on the sale of shares held for less than six months (to the extent not disallowed on account of the receipt of exempt-interest dividends) attributable to a capital gain dividend is treated as a long-term capital loss for federal income tax purposes.

     Tax Treatment of Futures Contracts and Related Options. In connection with its operations, the Fund may effect transactions in U.S. Government securities and municipal bond futures contracts ("Futures Contracts") and in options thereon ("Futures Options"). Gains or losses recognized by the Fund from transactions in such Futures Contracts and Futures Options constitute capital gains and losses for federal income tax purposes and do not therefore qualify as exempt-interest income.

     With respect to a Futures Contract closed out by the Fund, any realized gain or loss will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "60/40 gain or loss"). Open Futures Contracts held by the Fund at the end of any fiscal year will be required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (i.e. "marked-to-market"). Gain or loss recognized under this marked-to-market rule is 60/40 gain or loss. The federal income tax treatment accorded to Futures Options will be the same as that accorded Futures Contracts. The Distribution Requirements may limit the Fund's ability to hold Futures Contracts and Futures Options at the end of a year.

     A portion of the Fund's transactions in Futures Contracts and Futures Options, particularly its hedging transactions, may constitute "straddles" with respect to the Fund's holdings of Municipal Securities. Straddles are defined in
Section 1092 of the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are
Section 1256 contracts is a "mixed straddle" under the Code if certain identification requirements are met.

     The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone a recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, and (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

     The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been made whether the Fund will make any of these elections.

     The Fund may acquire an option to "put" specified portfolio securities to banks or municipal bond dealers from whom the securities are purchased. See "Stand-By Commitments," in the Prospectus. The Fund has been advised by its legal counsel that it will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put; and the interest on the Municipal Securities will be tax-exempt to the Fund. Counsel has pointed out that although the Internal Revenue Service has issued a favorable published ruling on a similar but not identical situation, it could reach a different conclusion from that of counsel. Counsel has also advised the Fund that the Internal Revenue Service presently will not ordinarily issue private letter rulings regarding the ownership of securities subject to stand-by commitments.

     Restrictions on Futures Contracts and Related Options. Among the requirements for qualification as a regulated investment company under the Code, the Fund must derive less than 30% of its gross income each year from sales of securities held for less than three months. This requirement and the marked-to-market rule may restrict the Fund's ability to: (i) effect closing purchase transactions in futures contracts and futures options which have been held for less than three months and (ii) enter into various other short-term transactions.

     In addition, the Code requires that the Fund satisfy certain portfolio diversification requirements at the end of each fiscal quarter of its taxable year in order to maintain its qualification as a regulated investment company. In general, no more than 25% of the value of the Fund's assets may be invested in the securities of any one issuer and at least 50% of the value of the Fund's assets must be represented by securities of issuers each of which separately represents not more than five percent of the value of the total assets of the Fund. Consequently, the Fund's ability to invest in futures contracts and futures options may be limited.

     Treatment of Dividends. While the Fund expects that a major portion of its investment income will constitute tax-exempt interest, a significant portion may consist of "investment company taxable income" and "net capital gains." As pointed out above, a Fund will be subject to tax for any year on its undistributed investment company taxable income and net capital gains.

     It is anticipated that substantially all of the Fund's taxable income and capital gain net income will be distributed by the Fund in order to meet the Distribution Requirements and to avoid taxation at the Fund level. Distributions that are not designated as capital gain dividends will be taxable to shareholders as ordinary income. Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on the record date even though paid in the next year.

     Since none of the Fund's net investment income will arise from dividends on common or preferred stock, none of its distributions will be eligible for the 70% dividends received deduction available to corporations. To qualify for the dividends received deduction, a corporate shareholder must hold the shares on which the dividend is paid for more than 45 days.

     The Tax Reform Act of 1986 (the "Tax Reform Act") added a provision that, for taxable years beginning after December 31, 1989, 75% of the excess of a corporation's adjusted current earnings (generally, earning and profits, with adjustments) over its other alternative minimum taxable income is an item of tax preference for corporations. All tax-exempt interest is included in the definition of "adjusted current earnings" so a portion of such interest is included in computing the alternative minimum tax on corporations. For shareholders that are financial institutions, the Tax Reform Act eliminated their ability to deduct interest payments to the extent allocated on a pro rata basis to the purchase of Fund shares.

BACK-UP WITHHOLDING

     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TEXAS TAX INFORMATION

     Dividends and distributions paid by the Fund to Texas residents are not taxable by Texas because Texas presently has no personal income tax. Therefore, at the present time, Texas residents enjoy no special State income tax benefits by investing in the Fund.

     The State of Texas does not have a corporate income tax. Under present laws, the Fund will not be subject to the Texas franchise tax.

     The foregoing are only summaries of the applicable provisions of the Code, Treasury regulations and Texas tax laws presently in effect. For complete provisions, reference should be made to the pertinent Code sections, Treasury regulations promulgated thereunder and the Texas tax laws. The Code, Treasury regulations and Texas tax laws are subject to change by legislative or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

FUND PERFORMANCE


     The average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for the one-year and the three-years and seven month periods ended September 30, 1995 was 4.83% and 6.15%, respectively. The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for the one-year and the three-years and two month periods ended September 30, 1995 was 5.11% and 4.76%, respectively. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for the one-year and the two-year and one month periods ended September 30, 1995 was 8.11% and 3.85%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred by the Fund's investment practices.



     The annualized current yield for Class A, Class B and Class C shares of the Fund for the 30-day period ending September 30, 1995 was 4.96%, 4.40%, and 4.40%, respectively. The tax equivalent yield based on an assumption of a tax rate of 36% for the same period for Class A, Class B and Class C shares of the Fund was 7.75%, 6.87% and 6.86%, respectively. The yield for Class A, Class B and Class C shares are not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.


     Yield and total return are computed separately for Class A, Class B and Class C shares.

     From time to time VKAC will announce the results of its monthly polls of U.S. investor intentions -- the Van Kampen American Capital Index of Investor Intentions(SM) and the Van Kampen American Capital Mutual Fund
Index(SM) -- which polls measure how Americans plan to use their money.

     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors and may refer to the Missouri Quality Award received by ACCESS, the Funds' transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality received by Van Kampen American Capital in 1994.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

OTHER INFORMATION

DIVIDENDS AND DISTRIBUTIONS -- Shareholders are informed as to the sources of distributions at the time of payment. Any capital gain distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares owned by the amount of the distribution. See "Distributions from the Fund" in the Prospectus for further information.

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

FINANCIAL STATEMENTS


     The attached financial statements in the form in which they appear in the Annual Report to Shareholders, including the related Report of Independent Accountants on the September 30, 1995 financial statements, are included in the Statement of Additional Information.



     The following information is not included in the Annual Report. This example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on September 30, 1995.



                                                                           SEPTEMBER 30,
                                                                               1995
                                                                              ------
        Net Asset Value per Class A Share                                     $10.03
        Class A Per Share Sales Charge -- 4.75% of offering price
          (4.99% of net asset value per share)                                $ 0.50
                                                                              ------
        Class A Per Share Offering Price to the Public                        $10.53

                                    APPENDIX

                             RATINGS OF INVESTMENTS

RATINGS OF MUNICIPAL SECURITIES

DESCRIPTIONS OF MOODY'S INVESTORS SERVICE ("MOODY'S") MUNICIPAL BOND RATINGS

          Aaa -- Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Securities which are rated A possess many favorable investment attributes and are to be considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Securities which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Securities which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Conditional Rating: Securities for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
     (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative."

          Beginning on February 5, 1985, Moody's started new rating categories for variable rate demand obligations ("VRDO's"). VRDO's receive two ratings. The first rating, depending on the maturity of the VRDO, is assigned either a bond or MIG rating which represents an evaluation of the risk associated with scheduled principal and interest payments. The second rating, designated as "VMIG," represents an evaluation of the degree of risk associated with the demand feature. The new VRDO's demand feature ratings and symbols are:

           VMIG 1: strong protection by established cash flows, superior liquidity support, demonstrated access to the market for refinancing.

           VMIG 2:  ample margins of protection, high quality.

           VMIG 3: favorable quality, liquidity and cash flow protection may be narrow, market access for refinancing may be less well established.

           VMIG 4: adequate quality, not predominantly speculative but there is risk.

DESCRIPTIONS OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL ("S&P") DEBT RATINGS

     A S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources S&P considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.      Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


     BB Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominantly



     B speculative with respect to capacity to pay interest and repay principal in



     CCC accordance with the terms of the obligation. "BB" indicates the lowest degree of



     CC speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


     C This rating is reserved for income bonds on which no interest is being paid.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     A S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

            A-1 This designation indicates that the degree of safety regarding timely payment is very strong.


            A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."


            A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     Commencing on July 27, 1984, S&P instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings and symbols are:

     SP-1 A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2   A satisfactory capacity to pay principal and interest.

     SP-3   A speculative capacity to pay principal and interest.

S&P may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     S&P assigns dual ratings to all long-term debt issues that have a demand or put feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses the demand feature alone. Long-term debt rating symbols are used for the long-term maturity and commercial paper rating symbols are used for the put option (for example, AAA/A-1+). For demand notes, S&P's note rating symbols are used with the commercial paper symbols (for example, SP-1+/a-1+).

     Rating criteria described in the Prospectus are applied on the basis of the highest rating applicable to the Municipal Security. This applies to split rated securities (i.e. different ratings by Moody's and S&P) and dual rated securities as described above.

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        MUNICIPAL BONDS 98.0%
        EDUCATION 5.3%
 $  500 Houston, Texas, Higher Education
        Finance Corp., Rev. (University of St.
        Thomas Project)........................    7.250% 12/01/07 $   519,425
    500 North Texas Higher Education Authority,
        Inc., Texas Student Loan Rev.,
        Refunding, Series D....................    6.300  04/01/09     512,200
                                                                   -----------
                                                                     1,031,625
                                                                   -----------
        HOSPITAL 19.7%
    165 Bell County, Texas, Health Facilities
        Development Corp. (King's Daughters
        Hospital)..............................    9.250  07/01/08     183,127
    250 Harris County, Texas, Health Facilities
        Development Corp., Health Care System
        Rev. (Memorial Hospital System
        Project)...............................    7.125  06/01/15     267,642
    375 Harris County, Texas, Health Facilities
        Development Corp., Health Care System
        Rev. (Sisters of Charity)..............    7.100  07/01/21     400,493
     90 Jefferson County, Texas, Health
        Facility Authority (Baptist Health Care
        Project)...............................    8.300  10/01/14      98,023
    150 Montgomery County, Texas, Health
        Facilities Development Corp., Hospital
        Mortgage Rev. (Woodlands Medical Center
        Project)...............................    8.850  08/15/14     162,837
    500 Richardson, Texas, Hospital Authority,
        Refunding & Improvement Rev.
        (Richardson Medical Center)............    6.750  12/01/23     509,880
    300 Rusk County, Texas, Health Facility
        Corp., Refunding Hospital Rev.
        (Henderson Memorial Hospital Project)..    7.750  04/01/13     312,681
    500 Tarrant County, Texas, Health Facilities
        Development Corp., Refunding &
        Improvement, Hospital Rev. (Fort Worth
        Osteopathic Hospital)..................    7.000  05/15/28     516,550
    250 Texas Health Facilities Development
        Corp., Hospital Rev. (Fort Worth
        Children's Center) FGIC................    6.250  12/01/12     257,890
    250 Tomball, Texas, Hospital Authority Rev.
        Refunding..............................    6.125  07/01/23     226,290
    150 Tyler, Texas, Health Facilities
        Development Corp., Refunding Rev. (East
        Texas Medical Center-Regional Health)
        Series A...............................    8.250  11/01/06     169,356
    500 Tyler, Texas, Health Facilities
        Development Corp., Refunding Rev. (East
        Texas Medical Center-Regional Health)
        Series B...............................    6.750  11/01/25     492,995
    210 Weslaco, Texas, Health Facilities
        Development Corp., Hospital Rev.
        (Weslaco Health Facility)..............   10.375  06/01/16     243,415
                                                                   -----------
                                                                     3,841,179
                                                                   -----------
        HOUSING 15.2%
    500 Austin, Texas, Housing Finance Corp.,
        Multi-Family Mtg.......................    6.500  10/01/10     500,375
    500 Baytown, Texas, Property Management &
        Development Corp., Series A (Baytown
        Terrace Project) FNMA..................    6.100  08/15/21     500,575
    330 Bexar County, Texas, Housing Finance
        Corp., Rev., Series B, GNMA............    9.250  04/01/16     344,127
    115 East Texas Housing Finance Corp.,
        Single Family Mtg. Rev., GNMA..........    7.200  01/01/26     117,076
    250 El Paso, Texas, Housing Authority,
        Multi-Family Mtg. Rev.,
        Series A...............................    6.250  12/01/09     249,042

                                               See Notes to Financial Statements

                              September 30, 1995

-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
 $  135 El Paso,Texas, Property Finance
        Authority, Inc., Single Family Mtg.
        Rev., Series A, GNMA...................    8.700% 12/01/18 $   142,370
    140 Galveston, Texas Property Finance
        Authority, Inc., Single Family Mtg.
        Rev., Series A.........................    8.500  09/01/11     160,103
     30 Harris County, Texas, Housing Financing
        Corp., Single Family Mtg. Rev., Series
        1983-A.................................   10.125  07/15/03      30,054
    100 Harris County, Texas, Housing Financing
        Corp., Single Family Mtg. Rev., Series
        1983-A.................................   10.375  07/15/14     100,140
     50 Houston, Texas, Housing Finance Corp.,
        Single Family Mtg. Rev.................   10.000  09/15/14      50,167
    395 Houston, Texas, Housing Finance Corp.,
        Single Family Mtg. Rev.................   10.375  12/15/13     400,826
    170 Texas Housing Agency, Single Family
        Mtg. Rev., Refunding,
        Series A...............................    7.150  09/01/12     176,321
    190 Travis County, Texas, Housing Finance
        Corp., Single Family Mtg. Rev., GNMA...    8.200  04/01/22     195,373
                                                                   -----------
                                                                     2,966,549
                                                                   -----------
        MISCELLANEOUS 7.3%
     60 Fort Bend County, Texas, Levee
        Improvement, District No. 11, G.O......    8.700  03/01/10      68,009
    250 Garland, Texas, Economic Development
        Authority, IDR (Yellow Freight System,
        Inc. Project)..........................    8.000  12/01/16     260,120
    250 Lockhart, Texas, Correctional
        Facilities Rev., Financing Corp., MBIA.    6.625  04/01/12     260,378
    283 Texas General Services Community
        Partner Interests (Office Building and
        Land Acquisition Project)..............    7.000  08/01/09     292,087
    250 Texas State, G.O., Refunding, Veterans
        Land...................................    6.500  12/01/21     261,733
    250 Texas State, G.O., National Research
        Lab Commission.........................    7.125  04/01/20     279,990
                                                                   -----------
                                                                     1,422,317
                                                                   -----------
        MUNICIPAL UTILITY DISTRICT (MUD) 15.0%
    250 Brazoria County, Texas, MUD No. 2,
        Refunding..............................    7.000  09/01/08     255,922
     60 Fort Bend County, Texas, MUD No. 25,
        Refunding..............................    8.000  10/01/15      63,977
    250 Harris County, Texas, MUD No. 120,
        Refunding..............................    8.000  08/01/14     276,493
    500 Harris County, Texas, MUD No. 322......    6.250  05/01/18     475,070
    500 Mills Road, Texas, MUD, Refunding......    6.500  09/01/14     496,205
    125 Mission Bend, Texas, MUD No. 2.........   10.000  09/01/00     144,641
    250 Montgomery County, Texas, MUD..........    6.000  09/01/19     231,218
    250 Montgomery County, Texas, MUD..........    6.000  09/01/16     230,970
    250 Montgomery County, Texas, MUD, MBIA....    6.250  03/01/10     258,243
     50 Montgomery County, Texas, MUD No. 4....    8.900  09/01/02      56,177
    100 West Harris County, Texas, MUD No. 1,
        Refunding..............................    7.000  04/01/05     104,677
    300 Woodlands, Texas, Metro Center, MUD,
        Refunding, Series B....................    7.100  04/01/07     339,060
                                                                   -----------
                                                                     2,932,653
                                                                   -----------

                                              See Notes to Financial Statements

                              September 30, 1995

-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        NURSING HOMES 1.4%
 $  250 San Antonio, Texas, Health Facilities
        Development Corp., Rev. (Encore Nursing
        Center Partner)........................    8.250% 12/01/19 $   273,265
                                                                   -----------
        TRANSPORTATION 7.7%
  1,000 Austin, Texas, Airport System Rev.,
        Series A, MBIA.........................    6.125  11/15/25     991,750
    250 Harris County, Texas, Toll Road Rev....    6.750  08/01/14     265,897
    250 Texas State Turnpike Authority, Dallas
        North Toll Road, Tollway Rev...........    6.000  01/01/20     244,660
                                                                   -----------
                                                                     1,502,307
                                                                   -----------
        UTILITIES 26.4%
    220 Austin, Texas, Utility System Rev.,
        Series B...............................    7.800  11/15/12     242,191
  1,000 Bexar, Texas, Metro Water District,
        Waterworks System Rev., MBIA...........    5.875  05/01/22     971,140
    435 City of Brownsville, Texas, Utilities
        System Priority Rev., Series 1990,
        AMBAC..................................    6.500  09/01/17     478,983
    250 Coastal Water Authority, Texas, Water
        Rev., AMBAC............................    6.250  12/15/17     253,560
    250 Colorado River, Texas, Municipal Water
        District (Water Transmission Facilities
        Project A), AMBAC......................    6.625  01/01/21     272,707
    250 Guadalupe Blanco River Authority,
        Texas, IDR.............................    6.350  07/01/22     258,435
    100 Harris County, Texas, Water Control &
        Improvement District No. 75                7.000  03/01/14     104,286
    500 Houston, Texas, Water and Sewer System,
        Refunding Rev., Series B...............    6.375  12/01/14     511,790
    100 Matagorda County, Texas, Navigation
        District 1, Control Rev, (Central Power
        & Light Co. Project)...................    7.875  12/01/16     105,624
    385 Port of Corpus Christi, Texas, IDR
        (Valero Refining & Marketing Co.),
        Series A...............................   10.250  06/01/17     426,234
    100 Port of Corpus Christi, Texas, IDR
        (Valero Refining & Marketing Co.),
        Series B...............................   10.625  06/01/08     111,295
    220 San Antonio, Texas, Electric and Gas
        Rev., Series A.........................    6.500  02/01/12     228,813
    250 Tarrant County, Texas, Water Control &
        Improvement Rev........................    6.000  03/01/10     266,000
    435 Texas Municipal Power Agency, Rev......    5.500  09/01/13     413,789
    500 Willow Fork, Texas, Drainage District..    7.000  03/01/11     521,430
                                                                   -----------
                                                                     5,166,277
                                                                   -----------
 TOTAL INVESTMENTS (Cost $18,470,839) 98.0% ....................    19,136,172
 OTHER ASSETS AND LIABILITIES, NET 2.0%.........................       394,903
                                                                   -----------
 NET ASSETS 100%................................................   $19,531,075
                                                                   -----------
                                 Insurers:
G.O. general obligation bond     AMBAC AMBAC Indemnity Corp.
IDR industrial development       FGIC Financial Guaranty Insurance Corp.
   revenue bond                  FNMA Federal National Mtg. Association
Rev. revenue bond                GNMA Government National Mtg. Association
                                 MBIA Municipal Bond Investor's Assurance
                                 Corp.

                                              See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                              September 30, 1995

-------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $18,470,839)..................  $19,136,172
Interest receivable..............................................      356,808
Receivable for Fund shares sold..................................      216,682
Receivable for investments sold..................................       10,030
Other assets.....................................................        4,278
                                                                   -----------
 Total Assets....................................................   19,723,970
                                                                   -----------
LIABILITIES
Dividends payable................................................       47,345
Bank overdraft...................................................       32,376
Due to Distributor...............................................       15,607
Due to Adviser...................................................        9,690
Deferred Trustees' compensation..................................        5,359
Due to shareholder service agent.................................        3,377
Due to Trustees..................................................        2,310
Accrued expenses and other payables..............................       76,831
                                                                   -----------
 Total Liabilities...............................................      192,895
                                                                   -----------
NET ASSETS, equivalent to $10.03 per share for Class A and Class
 B, and $10.04 per share for Class C shares......................  $19,531,075
                                                                   -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 1,110,686 Class A, 729,051
 Class B and 107,241 Class C shares outstanding..................  $    19,470
Capital surplus..................................................   18,827,031
Undistributed net realized gain on securities....................       24,601
Net unrealized appreciation of securities........................      665,333
Accumulated net investment loss..................................       (5,360)
                                                                   -----------
NET ASSETS.......................................................  $19,531,075
                                                                   -----------

                                              See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                         Year Ended September 30, 1995

-------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $1,414,127
                                                                     ----------
EXPENSES
Management fees....................................................     123,404
Shareholder service agent's fees and expenses......................      18,769
Accounting services................................................      67,413
Service fees--Class A..............................................      26,331
Distribution and service fees--Class B.............................      75,938
Distribution and service fees--Class C.............................      11,528
Trustees' fees and expenses........................................       9,920
Audit fees.........................................................      26,600
Custodian fees.....................................................       3,109
Legal fees.........................................................       9,038
Reports to shareholders............................................      24,199
Registration and filing fees.......................................       9,230
Organization expenses..............................................       3,000
Miscellaneous......................................................       1,344
Expense reimbursement (see Note 2) ................................     (61,815)
                                                                     ----------
 Total expenses....................................................     348,008
                                                                     ----------
NET INVESTMENT INCOME..............................................   1,066,119
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities....................................      65,437
Net unrealized appreciation of securities during the period........     739,651
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................     805,088
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $1,871,207
                                                                     ----------

                                              See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS


-------------------------------------------------------------------------------

                                                       Year Ended September 30
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period......................  $22,616,594  $25,210,015
                                                       -----------  -----------
OPERATIONS
 Net investment income...............................    1,066,119    1,279,721
 Net realized gain (loss) securities.................       65,437      (39,911)
 Net unrealized appreciation (depreciation) of
  securities during the period.......................      739,651   (1,799,595)
                                                       -----------  -----------
 Increase (decrease) in net assets resulting from
  operations.........................................    1,871,207     (559,785)
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 1D)
 Net investment income(/1/)
 Class A.............................................     (653,415)    (849,857)
 Class B.............................................     (363,880)    (383,566)
 Class C.............................................      (55,017)     (40,808)
                                                       -----------  -----------
                                                        (1,072,312)  (1,274,231)
                                                       -----------  -----------
 Excess of book-basis net realized gain on securities
 Class A.............................................          --       (21,198)
 Class B.............................................          --        (9,656)
 Class C.............................................          --          (729)
                                                       -----------  -----------
                                                               --       (31,583)
                                                       -----------  -----------
 Total distributions.................................   (1,072,312)  (1,305,814)
                                                       -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A.............................................      517,409    1,892,676
 Class B.............................................      362,817    2,691,555
 Class C.............................................      299,878    1,309,798
                                                       -----------  -----------
                                                         1,180,104    5,894,029
                                                       -----------  -----------
 Proceeds from shares issued for distributions
  reinvested
 Class A.............................................      299,151      428,301
 Class B.............................................      179,325      197,947
 Class C.............................................        9,580       10,051
                                                       -----------  -----------
                                                           488,056      636,299
                                                       -----------  -----------
 Cost of shares redeemed
 Class A.............................................   (2,969,102)  (6,308,560)
 Class B.............................................   (2,085,815)    (872,378)
 Class C.............................................     (497,657)     (77,212)
                                                       -----------  -----------
                                                        (5,552,574)  (7,258,150)
                                                       -----------  -----------
 Decrease in net assets from capital transactions....   (3,884,414)    (727,822)
                                                       -----------  -----------
DECREASE IN NET ASSETS...............................   (3,085,519)  (2,593,421)
                                                       -----------  -----------
NET ASSETS, end of period (including accumulated net
 investment loss of $(5,360) and undistributed net
 investment income of $5,628, respectively)..........  $19,531,075  $22,616,594
                                                       -----------  -----------

(1) Includes $2,502, $3,224, and $467 in excess of book-basis net investment income as of September 30, 1995 for Class A, B, and C, respectively.

                                              See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                  Class A
                                 ----------------------------------------------
                                                             March 2, 1992(/1/)
                                 Year Ended September 30                through
                                 --------------------------       September 30,
                                   1995    1994   1993(/2/)           1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period........................   $9.64  $10.36       $9.74               $9.45
                                 ------  ------      ------               -----
INCOME FROM OPERATIONS
 Investment income.............     .67     .64         .63                 .42
 Expenses......................    (.13)   (.10)       (.06)               (.06)
                                 ------  ------      ------               -----
Net investment income..........     .54     .54         .57                 .36
Net realized and unrealized
 gains or losses on securities.     .39  (.7025)        .65                 .23
                                 ------  ------      ------               -----
Total from investment opera-
 tions.........................     .93  (.1625)       1.22                 .59
                                 ------  ------      ------               -----
LESS DISTRIBUTIONS FROM
 Net investment income.........    (.54)  (.545)     (.5875)               (.30)
 Excess of book-basis net real-
  ized gains on securities.....      --  (.0125)     (.0125)                 --
                                 ------  ------      ------               -----
Total distributions............    (.54) (.5575)       (.60)               (.30)
                                 ------  ------      ------               -----
Net asset value, end of period.  $10.03   $9.64      $10.36               $9.74
                                 ------  ------      ------               -----
TOTAL RETURN(/4/)..............   10.05%  (1.62%)     12.94%               6.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)........................   $11.1   $12.8       $18.0               $14.1
Average net assets (millions)..   $11.8   $15.7       $16.8               $11.7
Ratios to average net assets
 (annualized)(/3/)
 Expenses......................    1.36%   1.03%       0.61%               0.93%
 Expenses, without expense re-
  imbursement..................    1.66%   1.70%       1.86%               1.41%
 Net investment income.........    5.51%   5.41%       5.74%               5.94%
 Net investment income, without
  expense reimbursement........    5.21%   4.74%       4.49%               5.45%
Portfolio turnover rate........      15%     10%          5%                  4%

(1) Commencement of operations
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                              See Notes to Financial Statements

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                  Class B
                                   ------------------------------------------
                                                                     July 27,
                                                                    1992(/1/)
                                   Year Ended September 30            through
                                   ---------------------------  September 30,
                                     1995     1994   1993(/2/)      1992(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of pe-
 riod.............................  $9.64   $10.35       $9.74          $9.91
                                   ------  -------     -------         ------
INCOME FROM OPERATIONS
 Investment income................    .67      .65         .63            .09
 Expenses.........................   (.21)    (.18)       (.13)         (.025)
                                   ------  -------     -------         ------
Net investment income.............    .46      .47         .50           .065
Net realized and unrealized gains
 or losses on securities..........   .396   (.7065)       .633          (.103)
                                   ------  -------     -------         ------
Total from investment operations..   .856   (.2365)      1.133          (.038)
                                   ------  -------     -------         ------
LESS DISTRIBUTIONS FROM
 Net investment income............   (.46)   (.461)     (.5105)         (.132)
 Excess of book-basis net invest-
  ment income.....................  (.006)      --          --             --
 Excess of book-basis net realized
  gains on securities.............     --   (.0125)     (.0125)            --
                                   ------  -------     -------         ------
Total distributions...............  (.466)  (.4735)      (.523)         (.132)
                                   ------  -------     -------         ------
Net asset value, end of period.... $10.03    $9.64      $10.35          $9.74
                                   ------  -------     -------         ------
TOTAL RETURN(/4/).................   9.11%   (2.35%)     11.97%          (.73%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)...........................   $7.3     $8.6        $7.1           $0.9
Average net assets (millions).....   $7.6     $8.4        $4.6           $0.5
Ratios to average net assets
 (annualized)(/3/)
 Expenses.........................   2.14%    1.80%       1.30%          1.41%
 Expenses, without expense reim-
  bursement.......................   2.44%    2.47%       2.55%          2.15%
 Net investment income............   4.74%    4.66%       4.92%          3.83%
 Net investment income, without
  expense reimbursement...........   4.44%    3.99%       3.67%          3.07%
Portfolio turnover rate...........     15%      10%          5%             4%

(1) Commencement of operations
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                              See Notes to Financial Statements

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                        Class C
                                             ---------------------------------
                                                                    August 30,
                                                   Year Ended        1993(/1/)
                                                 September 30          through
                                             -----------------   September 30,
                                               1995  1994(/2/)       1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........  $9.65     $10.36          $10.28
                                             ------     ------          ------
INCOME FROM OPERATIONS
 Investment income..........................    .67        .64             .05
 Expenses...................................   (.21)      (.18)           (.01)
                                             ------     ------          ------
Net investment income.......................    .46        .46             .04
Net realized and unrealized gains or losses
 on securities..............................   .396     (.6965)           .121
                                             ------     ------          ------
Total from investment operations............   .856     (.2365)           .161
                                             ------     ------          ------
LESS DISTRIBUTIONS FROM
 Net investment income......................   (.46)     (.461)          (.081)
 Excess of book-basis net investment income.  (.006)        --              --
 Excess of book-basis net realized gains on
  securities................................     --     (.0125)             --
                                             ------     ------          ------
Total distributions.........................  (.466)    (.4735)          (.081)
                                             ------     ------          ------
Net asset value, end of period.............. $10.04      $9.65          $10.36
                                             ------     ------          ------
TOTAL RETURN(/4/)...........................   9.11%     (2.35%)          1.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........   $1.1       $1.2            $0.1
Average net assets (millions)...............   $1.2       $0.9            $.02
Ratios to average net assets
 (annualized)(/3/)
 Expenses...................................   2.14%      1.79%           0.66%
 Expenses, without expense reimbursement....   2.44%      2.46%           1.89%
 Net investment income......................   4.73%      4.59%           4.17%
 Net investment income, without expense re-
  imbursement...............................   4.43%      3.92%           2.92%
Portfolio turnover rate.....................     15%        10%              5%

(1) Commencement of operations
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Texas Tax Free Income Fund (the "Fund", formerly American Capital Texas Municipal Securities, Inc.) is registered under the In-vestment Company Act of 1940, as amended, as a non-diversified, open-end man-agement investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Investments in municipal bonds are valued at the most recently quoted bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  Issuers of certain securities owned by the Fund have obtained insurance guaranteeing their timely payment of principal at maturity and interest. Such insurance reduces financial risk but not market risk of the security.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties may exist as to an issuer's ability to meet princi-pal and interest payments. At the end of the period, debt securities rated be-low investment grade and comparable unrated securities represented approximately 22% of the investment portfolio.

B. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no further distributions of capital gains will be made until tax basis capital loss carryforwards, if any, expire or are offset by net realized capital gains.

C. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Interest income is accrued daily.

-------------------------------------------------------------------------------
D. DIVIDENDS AND DISTRIBUTIONS-The Fund declares dividends from net investment income each business day. Dividends and distributions to shareholders are re-corded on the record dates. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends and distributions may exceed financial statement earnings.
  The Fund intends to continue to invest principally in tax-exempt obligations sufficient in amount to qualify the Fund to pay "exempt-interest dividends" as defined in the Internal Revenue Code. However, a portion of such dividends may represent tax preference items subject to alternative minimum tax.

E. DEBT DISCOUNT OR PREMIUM-The Fund accounts for debt discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue debt discounts and all premiums are amortized over the life of a security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

F. WHEN-ISSUED SECURITIES-Delivery and payment for securities purchased on a when- issued basis may take place up to 45 days after the date of the transac-tion. The securities purchased are subject to market fluctuations during this period. To meet the payment obligation, sufficient cash or liquid securities, equal to the amount that will be due, are set aside with the custodian.

G. ORGANIZATION COSTS-Organization expenses of approximately $15,000 were de-ferred and are being amortized over a five year period ending April 1997.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen American Capital Asset Management, Inc. (the "Adviser") serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .60% of the first $300 million, .55% of the next $300 million, and .50% of the amount in excess of $600 million. From time to time, the Adviser may voluntarily elect to reim-burse the Fund a portion of the Fund's expenses. This reimbursement may be discontinued at any time without prior notice. For the period, such reimburse-ment was $61,815.

-------------------------------------------------------------------------------
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $6,427 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period the fees for such services were $12,513.
  The Fund has been advised that Van Kampen American Capital Distributors,
Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $2,589 and $157, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional fee of up to
 .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Dis-tributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed ex-penses incurred by the Distributor under the Class B and Class C plans aggre-gated approximately $347,000 and $16,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent de-ferred sales charges from shares redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $9,011 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and directors of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $3,050,373 and $6,987,281, re-spectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period, was $18,470,877. Net unrealized appreciation of invest-ments aggregated $665,295, gross unrealized appreciation of investments aggre-gated $746,294, and gross unrealized depreciation of investments aggregated $80,999.

-------------------------------------------------------------------------------

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $629 plus a fee of $18 per day for Board meetings attended. During the period, such fees aggregated $8,342.
  The trustees may participate in a voluntary deferred compensation plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, sub-ject to certain conditions.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                       Year Ended September 30
                                                       -----------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................      52,801      187,834
 Class B..............................................      37,593      265,842
 Class C..............................................      30,198      128,146
                                                       -----------  -----------
                                                           120,592      581,822
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................      30,626       42,661
 Class B..............................................      18,363       19,840
 Class C..............................................         981        1,010
                                                       -----------  -----------
                                                            49,970       63,511
                                                       -----------  -----------
Shares redeemed
 Class A..............................................    (304,310)    (637,534)
 Class B..............................................    (215,721)     (87,755)
 Class C..............................................     (50,161)      (7,831)
                                                       -----------  -----------
                                                          (570,192)    (733,120)
                                                       -----------  -----------
Decrease in shares outstanding........................    (399,630)     (87,787)
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 26, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Texas Tax Free Income Fund at September 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

/s/ PRICE WATERHOUSE LLP

Houston, Texas
November 7, 1995

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements


                                                                                    INCLUDED IN
                                                                                      PART B
                                                                                    -----------
Portfolio of Investments
  September 30, 1995                                                                     *
Statement of Assets and Liabilities
  September 30, 1995                                                                     *
Statement of Operations
  Year ended September 30, 1995                                                          *
Statement of Changes in Net Assets
  Year ended September 30, 1995                                                          *
  Year ended September 30, 1994                                                          *
Financial Highlights                                                                     *
Notes to Financial Statements                                                            *
Report of Independent Accountants                                                        *


The Statement of Sources of Net Assets and Schedules II and III are omitted because the required information is included in the financial statements filed herewith, or because the conditions requiring their filing do not exist.

     (b) Exhibits


         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         3           -- Inapplicable.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5           -- Investment Advisory Agreement.
         6.1         -- Underwriting Agreement.
         6.2         -- Form of Selling Group Agreement incorporated herein by reference
                        (Exhibit 6.2 to Form N-1A of the Registrant's Pre-Effective Amendment
                        No. 1, filed January 21, 1991).
         6.3         -- Form of Selling Agreement for bank affiliated broker/dealers and banks incorporated herein by reference (Exhibit 6.3 to Form N-1A of the Registrant's Pre-Effective Amendment No. 1, filed January 21,
                        1991).
         7           -- Inapplicable.
         8.1         -- Custodian Contract dated December 2, 1993 incorporated herein by reference (Exhibit 8 to Form N-1A of Van Kampen American Capital
                        Utilities Income Fund, Registration No. 33-68452, Post-Effective
                        Amendment No. 1, filed May 19, 1994).
         8.2         -- Transfer Agency and Service Agreement.

         9           -- Data Access Service Agreement incorporated herein by reference
                        (Exhibit 9.2 to Form N-1A of Van Kampen American Capital Utilities
                        Income Fund, Registration No. 33-68452, Post-Effective Amendment No.
                        1, filed May 19, 1994).
        10           -- Opinion of Counsel.
        11           -- Consent of Independent Accountants.
        12           -- Inapplicable.
        13           -- Investment letter dated February 19, 1992 incorporated herein by reference (Exhibit 13 to Form N-1A at the Registrant's Pre-Effective
                        Amendment No. 2, filed February 19, 1993).
        14.1         -- Individual Retirement Account Brochure with Application incorporated herein by reference (Exhibit 14.1 to Form N-1A of Van Kampen American
                        Capital Reserve Fund, Registration No. 2-50870, Post-Effective
                        Amendment No. 31, filed September 23, 1993).
        14.2         -- 403(b)(7) Custodial Account incorporated herein by reference (Exhibit
                        14.2 to Form N-1A of Van Kampen American Capital Reserve Fund,
                        Registration No. 2-50870, Post-Effective Amendment No. 30, filed
                        September 24, 1992).
        14.3         -- ORP 403(b)(7) Custodial Account incorporated herein by reference
                        (Exhibit 14.3 to Form N-1A of Van Kampen American Capital Reserve
                        Fund, Registration No. 2-50870, Post-Effective Amendment No. 30,
                        filed September 24, 1992).
        14.4         -- Retirement Plans for the Small Business-Forms Package and Plan
                        Documents incorporated herein by reference (Exhibit 14.9 to Form N-1A of Van Kampen American Capital Emerging Growth Fund, Post-Effective
                        Amendment No. 44, Registration No. 2-33214 filed December 21, 1990).
        14.5         -- Prototype Profit Sharing/Money Purchase Plan and Trust incorporated herein by reference to Exhibit 14.5 Form N-1A of Van Kampen American
                        Capital Growth and Income Fund, Registration No. 2-21657,
                        Post-Effective Amendment No. 61, filed March 26, 1991.
        14.6         -- Prototype 401(k) Plan and Trust incorporated herein by reference
                        (Exhibit 14.6 to Form N-1A of Van Kampen American Capital Growth and
                        Income Fund, Registration No. 2-21657, Post-Effective Amendment No.
                        61, filed March 26, 1991).
        14.7         -- Salary Reduction Simplified Employee Pension Plan incorporated herein by reference (Exhibit 14.7 to Form N-1A of Van Kampen American
                        Capital World Portfolio Series Trust, Registration No. 33-37879, Post
                        Effective Amendment No. 9) filed on September 24, 1993).
        14.8         -- Simplified Employee Pension Plan Brochure with Application incorporated herein by reference (Exhibit 14.8 to Form N-1A of Van
                        Kampen American Capital Growth and Income Fund, Registration No.
                        2-21657, Post-Effective Amendment No. 69, filed March 24, 1994).
        15.1         -- Class A Shares Distribution Plan.
        15.2         -- Class B Shares Distribution Plan.
        15.3         -- Class C Shares Distribution Plan.
        15.4         -- Form of Servicing Agreement incorporated herein by reference (Exhibit
                        15.4 to Form N-1A of Registrant's Post-Effective Amendment No. 7,
                        filed August 24, 1995).

        15.5         -- Form of Servicing Agreement for banks and bank affiliated broker/dealers incorporated herein by reference (Exhibit 15.5 to Form
                        N-1A of Registrant's Post- Effective Amendment No. 7, filed August
                        24, 1995).
        16           -- Computation Measure for Performance Information.
        17.1         -- List of certain investment companies in response to Item 29(a).
        17.2         -- List of officers and directors of Van Kampen American Capital
                        Distributors, Inc. in response to Item 29(b).
        18           -- Multiple Class Plan incorporated herein by reference (Exhibit 18 to
                        Form N-1A of Registrant's Post-Effective Amendment No. 7, filed
                        August 24, 1995).
        19.1         -- Powers-of-Attorney for J. Miles Branagan, Roger Hilsman, Don G.
                        Powell, David Rees, Fernando Sisto, Lawrence J. Sheehan, and William
                        S. Woodside incorporated herein by reference (Exhibit 19.1 to Form
                        N-1A of Registrant's Post-Effective Amendment No. 7, filed August 24,
                        1995).
        19.2         -- Powers-of-Attorney for Philip P. Gaughan, R. Craig Kennedy, Donald C.
                        Miller, Jack E. Nelson, Jerome L. Robinson and Wayne W. Whalen
                        incorporated herein by reference (Exhibit 19.2 to Form N-1A of
                        Registrant's Post-Effective Amendment No. 7, filed August 24, 1995).
        27           -- Financial Data Schedules.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                             AS OF JANUARY 12, 1996



                                                                 (2)
                                                      NUMBER OF RECORD HOLDERS
                      (1)                          -------------------------------
                TITLE OF CLASS                     CLASS A     CLASS B     CLASS C
-----------------------------------------------    -------     -------     -------
Shares of Beneficial Interest, $0.01 par value       266         203          28


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Executive Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

     Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of:

          Fund Treasurer
          Mutual Fund Accounting
          2800 Post Oak Blvd
          Houston, Texas 77056

 RULE                                  LOCATION OF REQUIRED RECORDS
------              ------------------------------------------------------------------
31a-1 (b)(2)(iii)   Van Kampen American Capital Asset Management, Inc.
      (b)(4)-(6)    2800 Post Oak Blvd.
      (b)(9)-(11)   Houston, Texas 77056

 RULE                                  LOCATION OF REQUIRED RECORDS
------              ------------------------------------------------------------------
      (b)(2)(iv)    ACCESS Investor Services, Inc.
                    7501 Tiffany Springs Parkway
                    Kansas City, Missouri 64153

ITEM 31. MANAGEMENT SERVICES.

     There are no management related services contracts not discussed in Part A.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and State of Texas, on the 25th day of January, 1996.


                                VAN KAMPEN AMERICAN CAPITAL TEXAS TAX
                                FREE INCOME FUND


                                By           /s/  RONALD A. NYBERG

                                  ----------------------------------------------

                                         Ronald A. Nyberg, Vice President



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on January 25, 1996:


Principal Executive Officer:


            /s/  *DON G. POWELL                 President and Trustee
--------------------------------------------
               Don G. Powell

Principal Financial Officer and Accounting
Officer:

           /s/  CURTIS W. MORELL                Vice President and Treasurer
--------------------------------------------
             Curtis W. Morell

Trustees:

          /s/  *J. MILES BRANAGAN               Trustee
--------------------------------------------
             J. Miles Branagan

          /s/  *PHILIP P. GAUGHAN               Trustee
--------------------------------------------
             Philip P. Gaughan

                                                Trustee
--------------------------------------------
              Linda H. Heagy

            /s/  *ROGER HILSMAN                 Trustee
--------------------------------------------
               Roger Hilsman

          /s/  *R. CRAIG KENNEDY                Trustee
--------------------------------------------
             R. Craig Kennedy

          /s/  *DONALD C. MILLER                Trustee
--------------------------------------------
             Donald C. Miller

           /s/  *JACK E. NELSON                 Trustee
--------------------------------------------
              Jack E. Nelson

             /s/  *DAVID REES                   Trustee
--------------------------------------------
                David Rees

         /s/  *JEROME L. ROBINSON               Trustee
--------------------------------------------
            Jerome L. Robinson

         /s/  *LAWRENCE J. SHEEHAN              Trustee
--------------------------------------------
            Lawrence J. Sheehan

           /s/  *FERNANDO SISTO                 Trustee
--------------------------------------------
              Fernando Sisto

           /s/  *WAYNE W. WHALEN                Trustee
--------------------------------------------
              Wayne W. Whalen

         /s/  *WILLIAM S. WOODSIDE              Trustee
--------------------------------------------
            William S. Woodside



                                              /s/  RONALD A. NYBERG
                                           -----------------------------


                                                   Ronald A. Nyberg

                                                   Attorney-in-Fact

* Signed pursuant to a Power-of-Attorney as previously filed.

             VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND

                         INDEX TO EXHIBITS TO FORM N-1A
                             REGISTRATION STATEMENT


  EXHIBIT
    NO.                             DESCRIPTION OF EXHIBIT
  -------                           ----------------------
    1.1    -- First Amended and Restated Agreement and Declaration of Trust.

    1.2    -- Certificate of Amendment.

    1.3    -- Certificate of Designation.

    2      -- Amended and Restated Bylaws.

    4.1    -- Specimen Class A Share Certificate.

    4.2    -- Specimen Class B Share Certificate.

    4.3    -- Specimen Class C Share Certificate.

    5      -- Investment Advisory Agreement.

    6.1    -- Underwriting Agreement.

    8.2    -- Transfer Agency and Servicing Agreement.

   10      -- Opinion of Counsel.

   11      -- Consent of Independent Accountants.

   15.1    -- Class A Shares Distribution Plan.

   15.2    -- Class B Shares Distribution Plan.

   15.3    -- Class C Shares Distribution Plan.

   16      -- Computation Measure for Performance Information.

   17.1    -- List of certain investment companies in response to Item 29(a).

   17.2    -- List of officers and directors of Van Kampen American Capital
              Distributors, Inc. in response to Item 29(b).

   27      -- Financial Data Schedules.